Exhibit 10.1

OLD SECOND BANCORP, INC.

VOLUNTARY DEFERRED COMPENSATION PLAN

Effective Date

November 1, 2020

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE I

Establishment and Purpose1

ARTICLE II

Definitions2

ARTICLE III

Eligibility and Participation8

ARTICLE IV

Deferrals9

ARTICLE V

Company Contributions13

ARTICLE VI

Payments from Accounts14

ARTICLE VII

Valuation of Account Balances; Investments17

ARTICLE VIII

Administration18

ARTICLE IX

Amendment and Termination20

ARTICLE X

Informal Funding21

ARTICLE XI

Claims21

ARTICLE XII

General Provisions28

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE I

Establishment and Purpose

Old Second Bancorp, Inc. (the “Company”) has adopted the Amended and Restated Voluntary Deferred Compensation Plan for Executives (the “Executive Plan”) and the Old Second Bancorp, Inc. Amended and Restated Voluntary Deferred Compensation Plan for Directors (the “Director Plan”), has reserved the authority to amend the Executive Plan and Director Plan, and desires to exercise such authority.

Effective as of the Effective Date (except as otherwise provided below in this paragraph), the Company does hereby amend and restate the Director Plan and Executive Plan, and does hereby combine the previously separate documents evidencing the Executive Plan and Director Plan, into a single plan document, as set forth below. The Executive Plan and Director Plan as amended and restated and combined under this document shall be known as the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan (the or this “Plan”). The Plan shall be applicable to (i) Compensation earned after December 31, 2020, and deferred under Compensation Deferral Agreements timely and appropriately submitted on or after the Effective Date, (ii) and Company Contributions credited under this Plan on or after December 31, 2020.

Provided, however, and notwithstanding anything in the Plan to the contrary, Compensation deferred under Compensation Deferral Agreements or other similar agreements which were effective prior to the Effective Date, and other deferred amounts, which were credited under the Executive Plan or Director Plan immediately prior to the Effective Date shall continue to be accounted for and credited under the Plan, but shall be administered and distributed in accordance with the terms, conditions and valid elections under the documents evidencing the Executive Plan and Director Plan immediately prior to the Effective Date if and only to the extent one or more of such applicable terms, conditions and valid elections (i) are inconsistent with the terms of this Plan on or after the Effective Date or (ii) would have to be operative to avoid a violation of, or tax to be incurred under, Code Section 409A. Such applicable terms and conditions of the Executive Plan and Director Plan which were effective immediately prior to the Effective Date are set forth on Exhibits “A” and “B,” respectively, which are attached hereto and incorporated herein by this reference.

The purpose of the Plan is to attract and retain key employees by providing them with an opportunity to defer receipt of a portion of their salary, bonus, and other specified compensation. The Plan is not intended to meet the qualification requirements of Code Section 401(a), but is intended to meet the requirements of Code Section 409A, and shall be operated and interpreted consistent with that intent.

The Plan constitutes an unsecured promise by a Participating Employer to pay benefits in the

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

future. Participants in the Plan shall have the status of general unsecured creditors of the Company or the Participating Employer, as applicable. Each Participating Employer shall be solely responsible for payment of the benefits attributable to services performed for it. The Plan is unfunded for Federal tax purposes and is intended to be an unfunded arrangement for eligible employees who are part of a select group of management or highly compensated employees of the Employer within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and non-employee members of the Board of Directors. Any amounts set aside to defray the liabilities assumed by the Company or a Participating Employer will remain the general assets of the Company or the Participating Employer and shall remain subject to the claims of the Company’s or the Participating Employer's creditors until such amounts are distributed to the Participants.

ARTICLE II

Definitions

2.1Account. Account means a bookkeeping account maintained by the Committee to record the payment obligation of a Participating Employer to a Participant as determined under the terms of the Plan. The Committee may maintain an Account to record the total obligation to a Participant and component Accounts to reflect amounts payable at different times and in different forms. Reference to an Account means any such Account established by the Committee, as the context requires. Accounts are intended to constitute unfunded obligations within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

2.2Account Balance. Account Balance means, with respect to any Account, the total payment obligation owed to a Participant from such Account as of the most recent Valuation Date.

2.3Affiliate. Affiliate means a corporation, trade or business that, together with the Company, is treated as a single employer under Code Section 414(b) or (c).

2.4Beneficiary. Beneficiary means a natural person, estate, or trust designated by a Participant in accordance with Section 6.4 hereof to receive payments to which a Beneficiary is entitled in accordance with provisions of the Plan.

2.5Board of Directors. Board of Directors means, for a Participating Employer organized as a corporation, its board of directors and for a Participating Employer organized as a limited liability company, its board of managers.

2.6Business Day. Business Day means each day on which the New York Stock Exchange is open for business.

2.7	Change in Control. Change in Control means, with respect to a Participating Employer that is organized as a corporation, any of the following events: (i) a change in the
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
ownership of the Participating Employer, (ii) a change in the effective control of the Participating Employer, or (iii) a change in the ownership of a substantial portion of the assets of the Participating Employer.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Change in Ownership. For purposes of this Section, a change in the ownership of the Participating Employer occurs on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Participating Employer that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Participating Employer. The acquisition by a person or group owning more than 50% of the total fair market value or total voting power of the stock of such Participating Employer of additional shares of such Participating Employer shall not constitute a “change of the ownership” of such Participating Employer.

Change in Effective Control. A change in the effective control of the Participating Employer occurs on the date on which either: (i) a person, or more than one person acting as a group, acquires ownership of stock of the Participating Employer possessing 30% or more of the total voting power of the stock of the Participating Employer, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, provided that the acquisition by a person or group owning more than 30% of the total fair market value or total voting power of the stock of such Participating Employer of additional shares of such Participating Employer shall not constitute a “change of effective control” of such Participating Employer, or (ii) a majority of the members of the Participating Employer’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board of Directors prior to the date of the appointment or election, but only if no other corporation is a majority shareholder of the Participating Employer.

Change in Ownership of Substantial Portion of Assets. A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group, other than a person or group of persons that is related to the Participating Employer, acquires assets from the Participating Employer that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Participating Employer immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition. A transfer of assets shall not be treated as a “change in the ownership of a substantial portion of the assets” when such transfer is made to an entity that is controlled by the shareholders of the transferor corporation as determined under Treas. Reg. section 1.409A-3(i)(5)(vii)(B).

An event constitutes a Change in Control with respect to a Participant only if the Participant performs services for the Participating Employer that has experienced the Change in Control, or the Participant’s relationship to the affected Participating Employer otherwise satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(ii).

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Notwithstanding anything to the contrary herein, with respect to a Participating Employer that is a partnership or limited liability company, Change in Control means only a change in the ownership of such entity or a change in the ownership of a substantial portion of the assets of such entity, and the provisions set forth above respecting such changes relative to a corporation shall be applied by analogy. Any reference to a “majority shareholder” shall be treated as referring to a partner or member that (a) owns more than 50% of the capital and profits interest of such entity, and (b) alone or together with others is vested with the continuing exclusive authority to make management decisions necessary to conduct the business for which the partnership or limited liability company was formed.

However, in no event shall a Change in Control occur or be deemed to have occurred with respect to a Participant if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the non- employee continuing Directors).

Notwithstanding anything in this Plan to the contrary, with respect to any amount payable under this Plan (to a Participant or Beneficiary) which is not exempt from Code Section 409A and which is payable upon a Change in Control, such Change in Control must, in addition to the applicable preceding provisions regarding the definition of Change in Control, constitute a “change in the ownership or effective control of the applicable Participating Employer” or a “change in the ownership of a substantial portion of the assets of the applicable Participating Employer” under Code Section 409A and the regulations thereunder.

2.8Claimant. Claimant means a Participant or Beneficiary filing a claim under Article XI of this Plan.

2.9Code. Code means the Internal Revenue Code of 1986, as amended from time to time.

2.10Code Section 409A. Code Section 409A means section 409A of the Code, and regulations and other guidance issued by the Treasury Department and Internal Revenue Service thereunder.

2.11Committee. Committee means the Company or a committee appointed by the Company to administer the Plan.

2.12Company. Company means Old Second Bancorp, Inc.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.13Company Contribution. Company Contribution means a credit by a Participating Employer to a Participant’s Account(s) in accordance with the provisions of Article V of the Plan. Unless the context clearly indicates otherwise, a reference to Company Contribution shall include Earnings attributable to such contribution.

2.14Compensation. Compensation means a Participant’s salary, bonus, commission, Director’s fees and retainer, and such other cash or equity-based compensation approved by the Committee as Compensation that may be deferred under Section 4.2 of this Plan, excluding any compensation that has been previously deferred under this Plan or any other arrangement subject to Code Section 409A and excluding any compensation that is not U.S. source income.

2.15Compensation Deferral Agreement. Compensation Deferral Agreement means an agreement between a Participant and a Participating Employer that specifies: (i) the amount of each component of Compensation that the Participant has elected to defer to the Plan in accordance with the provisions of Article IV, and (ii) the Payment Schedule applicable to one or more Accounts.

2.16Deferral. Deferral means a credit to a Participant’s Account(s) that records that portion of the Participant’s Compensation that the Participant has elected to defer to the Plan in accordance with the provisions of Article IV. Unless the context of the Plan clearly indicates otherwise, a reference to Deferrals includes Earnings attributable to such Deferrals.

2.17Director. Director means a non-employee member of the Board of Directors of the Company or other Participating Employer.

2.18Earnings. Earnings means an adjustment to the value of an Account in accordance with Article VII.

2.19Effective Date. Effective Date means November 1, 2020.

2.20Eligible Employee. Eligible Employee means an Employee who is a member of a select group of management or highly compensated employees or an independent contractor who has been notified during an applicable enrollment of his or her status as an Eligible Employee. The Committee has the discretion to determine which Employees and independent contractors are Eligible Employees for each enrollment.

2.21Employee. Employee means a common-law employee of an Employer.

2.22Employer. Employer means the Company and each Affiliate.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.23ERISA. ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.24Flex Account. Flex Account means a Separation Account or Specified Date Account established under the terms of a Participant’s Compensation Deferral Agreement. Unless the Committee specifies otherwise, a Participant may maintain no more than five (5) Flex Accounts at any one time.

2.25Participant. Participant means an individual described in Article III.

2.26Participating Employer. Participating Employer means the Company and each Affiliate who has adopted the Plan with the consent of the Company. Each Participating Employer shall be identified on Schedule A attached hereto.

2.27Payment Schedule. Payment Schedule means the date as of which payment of an Account under the Plan will commence and the form in which payment of such Account will be made.

2.28Performance-Based Compensation. Performance-Based Compensation means Compensation where the amount of, or entitlement to, the Compensation is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months. Organizational or individual performance criteria are considered pre-established if established in writing by not later than 90 days after the commencement of the period of service to which the criteria relate, provided that the outcome is substantially uncertain at the time the criteria are established. Performance-Based Compensation shall not include any Compensation payable upon the Participant’s death or disability (as defined in Treas. Section 1.409A- 1(e)) without regard to the satisfaction of the performance criteria.

2.29Plan. Plan means “Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan” as documented herein and as may be amended from time to time hereafter. However, to the extent permitted or required under Code Section 409A, the term Plan may in the appropriate context also means a portion of the Plan that is treated as a single plan under Treas. Reg. Section 1.409A-1(c), or the Plan or portion of the Plan and any other nonqualified deferred compensation plan or portion thereof that is treated as a single plan under such section.

2.30Plan Year. Plan Year means January 1 through December 31.

2.31Retirement Account. Retirement Account means an Account established by the Committee to record Company Contributions and Deferrals allocated to the Retirement Account pursuant to a Participant’s Compensation Deferral Agreement, payable to a
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
Participant upon Separation from Service in accordance with Section 6.3.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.32	Separation Account. Separation Account means an Account established by the Committee in accordance with a Participant’s Compensation Deferral Agreement to record Deferrals allocated to such Account by the Participant and which are payable upon the Participant’s Separation from Service as set forth in Section 6.3. The Committee may limit the number of Separation Accounts that may be maintained at any one time by a Participant, as set forth in the Plan’s enrollment materials.

2.33Separation from Service. Separation from Service means an Employee’s termination of employment with the Employer and all Affiliates.

Except in the case of an Employee on a bona fide leave of absence as provided below, an Employee is deemed to have incurred a Separation from Service if the Employer and the Employee reasonably anticipated that the level of services to be performed by the Employee after a date certain would be reduced to 20% or less of the average services rendered by the Employee during the immediately preceding 36-month period (or the total period of employment, if less than 36 months), disregarding periods during which the Employee was on a bona fide leave of absence.

An Employee who is absent from work due to military leave, sick leave, or other bona fide leave of absence shall incur a Separation from Service on the first date immediately following the later of: (i) the six month anniversary of the commencement of the leave, or

(ii) the expiration of the Employee’s right, if any, to reemployment under statute or contract.

If a Participant ceases to provide services as an Employee and begins providing services as an independent contractor for the Employer, a Separation from Service shall occur only if the parties anticipate that the level of services to be provided as an independent contractor are such that a Separation from Service would have occurred if the Employee had continued to provide services at that level as an Employee. If, in accordance with the preceding sentence, no Separation from Service occurs as of the date the individual’s employment status changes, a Separation from Service shall occur thereafter only upon the 12-month anniversary of the date all contracts with the Employer have expired, provided the Participant does not perform services for the Employer during that time.

For purposes of determining whether a Separation from Service has occurred, the Employer means the Employer as defined in Section 2.22 of the Plan, except that in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining whether another organization is an Affiliate of the Company under Code Section 414(b), and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining whether another organization is an Affiliate of the Company under Code Section 414(c), “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in those sections.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

The Committee specifically reserves the right to determine whether a sale or other disposition of substantial assets to an unrelated party constitutes a Separation from Service with respect to a Participant providing services to the seller immediately prior to the transaction and providing services to the buyer after the transaction.

In the case of a Director, Separation from Service means the date the Director is no longer a member of the Board of Directors.

2.34	Specified Date Account. Specified Date Account means an Account established by the Committee to record the amounts payable in a future year as specified in the Participant’s Compensation Deferral Agreement. The Committee may limit the number of Specified Date Accounts that may be maintained at any one time by a Participant, as set forth in the Plan’s enrollment materials.

2.35Substantial Risk of Forfeiture. Substantial Risk of Forfeiture has the meaning specified in Treas. Reg. Section 1.409A-1(d).

2.36	Unforeseeable Emergency. Unforeseeable Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s dependent (as defined in Code section 152, without regard to section 152(b)(1), (b)(2), and (d)(1)(B)), or a Beneficiary; loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The types of events which may qualify as an Unforeseeable Emergency may be limited by the Committee.

2.37Valuation Date. Valuation Date means each Business Day.

ARTICLE III

Eligibility and Participation

3.1Eligibility and Participation. All Eligible Employees and Directors may enroll in the Plan. Eligible Employees and Directors become Participants on the first to occur of (i) the date on which the first Compensation Deferral Agreement becomes irrevocable under Article IV, or (ii) in the case of Employees, the date Company Contributions are credited to an Account on behalf of such Eligible Employee.

3.2Duration. Only Eligible Employees and Directors may submit Compensation Deferral Agreements during an enrollment and receive Company Contributions during the Plan Year. A Participant who is no longer an Eligible Employee but has not incurred a
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
Separation from Service will not be allowed to submit Compensation Deferral

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Agreements but may otherwise exercise all of the rights of a Participant under the Plan with respect to his or her Account(s). On and after a Separation from Service, a Participant shall remain a Participant as long as his or her Account Balance is greater than zero (0). All Participants, regardless of employment status, will continue to be credited with Earnings and during such time may continue to make allocation elections as provided in Section 7.4. An individual shall cease being a Participant in the Plan when his Account has been reduced to zero (0).

3.3Rehires. An Eligible Employee who Separates from Service and who subsequently resumes performing services for an Employer in the same calendar year (regardless of eligibility) will have his or her Compensation Deferral Agreement for such year, if any, reinstated, but his or her eligibility to participate in the Plan in years subsequent to the year of rehire shall be governed by the provisions of Section 3.1.

ARTICLE IV

Deferrals

4.1Deferral Elections, Generally.

(a)	An Eligible Employee or Director may make an initial election to defer Compensation by submitting a Compensation Deferral Agreement during the enrollment periods established by the Committee and in the manner specified by the Committee, but in any event, in accordance with Section 4.2. Unless an earlier date is specified in the Compensation Deferral Agreement, deferral elections with respect to a Compensation source (such as salary, bonus, Director fees or other Compensation) become irrevocable on the latest date applicable to such Compensation source under Section 4.2.

(b)	A Compensation Deferral Agreement that is not timely filed with respect to a service period or component of Compensation, or that is submitted by a Participant who Separates from Service prior to the latest date such agreement would become irrevocable under Section 409A, shall be considered null and void and shall not take effect with respect to such item of Compensation. The Committee may modify or revoke any Compensation Deferral Agreement prior to the date the election becomes irrevocable under the rules of Section 4.2.

(c)	The Committee may permit different deferral amounts for each component of Compensation and may establish a minimum or maximum deferral amount for each such component. Unless otherwise specified by the Committee in the Compensation Deferral Agreement, Participants may defer a minimum of 1% and a maximum of (75%) of their base compensation and a minimum of 1% and
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
maximum of (100%) of bonus, commissions, Director fees/retainer or other Compensation earned during a Plan Year.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(d)	Deferrals of cash Compensation shall be calculated with respect to the gross cash Compensation payable to the Participant prior to any deductions or withholdings, but shall be reduced by the Committee as necessary so as not to exceed 100% of the cash Compensation of the Participant remaining after deduction of all required income and employment taxes, required employee benefit deductions, deferrals to 401(k) plans and other deductions required by law. Changes to payroll withholdings that affect the amount of Compensation being deferred to the Plan shall be allowed only to the extent permissible under Code Section 409A.

(e)The Eligible Employee or Director shall specify on his or her Compensation Deferral Agreement the amount of Deferrals and whether to allocate Deferrals to the Retirement Account or to one or more Flex Accounts. If no designation is made, Deferrals shall be allocated to the Retirement Account.

4.2Timing Requirements for Compensation Deferral Agreements.

(a)Initial Eligibility. The Committee may permit an Eligible Employee or Director to defer Compensation earned in the first year of eligibility. The Compensation Deferral Agreement must be filed within 30 days after attaining Eligible Employee status and becomes irrevocable not later than the 30th day.

A Compensation Deferral Agreement filed under this paragraph applies to Compensation earned after the date that the Compensation Deferral Agreement becomes irrevocable.

(b)Prior Year Election. Except as otherwise provided in this Section 4.2, the Committee may permit an Eligible Employee or Director to defer Compensation by filing a Compensation Deferral Agreement no later than December 31 of the year prior to the year in which the Compensation to be deferred is earned. A Compensation Deferral Agreement filed under this paragraph shall become irrevocable with respect to such Compensation not later than the December 31 filing deadline.

(c)Performance-Based Compensation. The Committee may permit an Eligible Employee or Director to defer Compensation which qualifies as Performance- Based Compensation by filing a Compensation Deferral Agreement no later than the date that is six months before the end of the applicable performance period, provided that:

(i)the Participant performs services continuously from the later of the beginning of the performance period or the date the performance criteria

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

are established through the date the Compensation Deferral Agreement is submitted; and

(ii)the Compensation is not readily ascertainable as of the date the Compensation Deferral Agreement is filed.

Any election to defer Performance-Based Compensation that is made in accordance with this paragraph and that becomes payable as a result of the Participant’s death or disability (as defined in Treas. Reg. Section 1.409A-1(e)) or upon a change in control (as defined in Treas. Reg. Section 1.409A-3(i)(5)) prior to the satisfaction of the performance criteria, will be void unless it would be considered timely under another rule described in this Section.

(d)	Short-Term Deferrals. The Committee may permit Compensation that meets the definition of a “short-term deferral” described in Treas. Reg. Section 1.409A- 1(b)(4) to be deferred in accordance with the rules of Section 6.9, applied as if the date the Substantial Risk of Forfeiture lapses is the date payments were originally scheduled to commence, provided, however, that the provisions of Section 6.9(b) shall not apply to payments attributable to a change in control (as defined in Treas. Reg. Section 1.409A-3(i)(5)). A Compensation Deferral Agreement submitted in accordance with this paragraph becomes irrevocable on the latest date it could be submitted under Section 6.9.

(e)	Certain Forfeitable Rights. With respect to a legally binding right to a payment in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued services for a period of at least 12 months from the date the Participant obtains the legally binding right, the Committee may permit an Eligible Employee or Director to defer such Compensation by filing a Compensation Deferral Agreement on or before the 30th day after the legally binding right to the Compensation accrues, provided that the Compensation Deferral Agreement is submitted at least 12 months in advance of the earliest date on which the forfeiture condition could lapse. The Compensation Deferral Agreement described in this paragraph becomes irrevocable not later than such 30th day. If the forfeiture condition applicable to the payment lapses before the end of such 12-month period as a result of the Participant’s death or disability (as defined in Treas. Reg. Section 1.409A-3(i)(4)) or upon a change in control (as defined in Treas. Reg. Section 1.409A-3(i)(5)), the Compensation Deferral Agreement will be void unless it would be considered timely under another rule described in this Section.

(f)	“Evergreen” Deferral Elections. The Committee, in its discretion, may provide that Compensation Deferral Agreements will continue in effect for subsequent
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
years or performance periods by communicating that intention to Participants in

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

writing prior to the date Compensation Deferral Agreements become irrevocable under this Section 4.2. An evergreen Compensation Deferral Agreement may be revoked or modified in writing prospectively by the Participant or the Committee with respect to Compensation for which such election remains revocable under this Section 4.2.

A Compensation Deferral Agreement is deemed to be revoked for subsequent years if the Participant is not an Eligible Employee or Director as of the last permissible date for making elections under this Section 4.2 or if the Compensation Deferral Agreement is cancelled in accordance with Section 4.6.

4.3Allocation of Deferrals. A Compensation Deferral Agreement may allocate Deferrals to the Retirement Account or to one or more Flex Accounts. The Committee may, in its discretion, establish in a written communication during enrollment a minimum deferral period for the establishment of a Specified Date Account (for example, the second Plan Year following the year Compensation is first allocated to such Accounts). In the event a Participant’s Compensation Deferral Agreement allocates a component of Compensation to a Specified Date Account that commences payment in the year such Compensation is earned, the Compensation Deferral Agreement shall be deemed to allocate the Deferral to the Participant’s Specified Date Account having the next earliest payment year. If the Participant has no other Specified Date Accounts, the Committee will allocate the Deferral to the Retirement Account.

4.4Deductions from Pay. The Committee has the authority to determine the payroll practices under which any component of Compensation subject to a Compensation Deferral Agreement will be deducted from a Participant’s Compensation.

4.5Vesting. Participant Deferrals of cash Compensation shall be 100% vested at all times. Deferrals of vesting awards of Compensation shall become vested in accordance with the provisions of the underlying award.

4.6Cancellation of Deferrals. The Committee may cancel a Participant’s Deferrals: (i) for the balance of the Plan Year in which an Unforeseeable Emergency occurs, and (ii) during periods in which the Participant is unable to perform the duties of his or her position or any substantially similar position due to a mental or physical impairment that can be expected to result in death or last for a continuous period of at least six months, provided cancellation occurs by the later of the end of the taxable year of the Participant or the 15th day of the third month following the date the Participant incurs the disability (as defined in this paragraph (ii)).

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE V

Company Contributions

5.1Company Contributions. A Participating Employer may (from time to time in its sole and absolute discretion) credit Company Contributions to any Eligible Employee, which may be in the form of a matching or profit sharing contribution, to any Participant in any amount determined by the Participating Employer. Company Contributions are credited to the Participant’s Retirement Account. Directors are not eligible for Company Contributions.

Matching Contribution. To the extent permissible under Treasury Regulation §1.401(k)- 1(e) and other applicable provisions of the Code and regulations thereunder, the Company or other applicable Participating Employer, in its discretion, may make an annual matching contribution on behalf of each Participant who elects to make the maximum permissible deferral amount under the applicable Participating Employer’s 401(k) Plan (the “401(k) Plan”), including catch-up contributions (as defined in the 401(k) Plan), if applicable, and does not make any change to such 401(k) Plan deferral election throughout the applicable Plan Year (as defined under the 401(k) Plan). The amount of such matching contribution for such Plan Year shall be six percent (6%) of the Participant’s Compensation (as defined under the 401(k) Plan) without regard to the limit imposed by Section 415 of the Code, less any matching contribution credited under the 401(k) Plan on behalf of the Participant for such Plan Year.

Profit Sharing Contribution. The Company or other applicable Participating Employer, in its discretion, may make an annual profit sharing contribution to Plan Participants.

The profit sharing contribution shall be limited to the employer contribution amount that would have been credited under the 401(k) Plan had the limits of Code Section 415 and 401(a)(17) not been in effect less the actual employer contribution amount credited under the 401(k) Plan.

5.2Vesting. Company Contributions vest according the schedule specified by the Committee on or before the time the contributions are made. Matching contributions vest at the same rate as matching contributions under the Company 401(k) plan.

Deferrals of equity-based Compensation (if permitted by the Committee, in its discretion) will vest as provided under the terms of the applicable award.

All Company Contributions become 100% vested, if while employed by an Employer, a Participant dies, becomes disabled, his or her Participating Employer experiences a Change in Control as determined by the Company or the Participant attains age 65.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE VI

Payments from Accounts

6.1General Rules. A Participant’s Accounts become payable upon the first to occur of the payment events applicable to such Account under Sections 6.2 (if elected) through 6.7.

Payment events and Payment Schedules elected by the Participant shall be set forth in a valid Compensation Deferral Agreement that establishes the Account to which such elections apply in accordance with Article IV or in a valid modification election applicable to such Account as described in Section 6.9.

Payment amounts are based on Account Balances as of the last Valuation Date of the month next preceding the month actual payment is made.

6.2Specified Date Accounts.

Commencement. Payment is made or begins in the year designated by the Participant.

Form of Payment. Payment will be made in a lump sum, unless the Participant elected to receive annual installments up to fifteen (15) years, except as otherwise provided in Section 6.3.

6.3Separation from Service. Upon a Participant’s Separation from Service other than death, the Participant is entitled to receive his or her vested Retirement Account, vested Separation Accounts and if Separation from Service occurs before age 65, the unpaid Account Balances of all Specified Date Accounts.

Commencement. In the event of Separation from Service prior to age 65, all Specified Date Accounts will be paid in full in the calendar year next following the calendar year in which Separation from Service occurs. (Any specified date payment scheduled for the same year Separation from Service occurs will be paid according to the Specified Date election described in Section 6.2, and the balance will be paid as provided in the preceding sentence.)

Subject to a Participant’s retirement elections described below, the Retirement Account and all Separation Accounts commence payment in the calendar year next following the calendar year in which Separation from Service occurs.

Notwithstanding any other provision of this Plan, and only to the extent required by Code Section 409A, an applicable payment to a Participant who is a “specified employee” as defined in Code Section 409A(a)(2)(B) will commence no earlier than six months

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

following his or her Separation from Service.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Form of Payment. Subject to a Participant’s retirement elections described below, all payments will be made in a lump sum.

Retirement Election. A Participant may elect to receive his or her Retirement Account and each Separation Account commencing in a year later than the calendar year next following Separation from Service and may further elect to receive each such Account in annual installments up to fifteen (15) years. The elected time and form of payment will apply only if the Participant experiences a Separation from Service on or after the date he or she has attained age 65.

6.4Death. Notwithstanding anything to the contrary in this Article VI, upon the death of the Participant (regardless of whether such Participant is an Employee or Director at the time of death), all remaining vested Account Balances shall be paid to his or her Beneficiary in a single lump sum no later than December 31 of the calendar year following the year of the Participant’s death.

(a)Designation of Beneficiary in General. The Participant shall designate a Beneficiary in the manner and on such terms and conditions as the Committee may prescribe. No such designation shall become effective unless filed with the Committee during the Participant’s lifetime. Any designation shall remain in effect until a new designation is filed with the Committee; provided, however, that in the event a Participant designates his or her spouse as a Beneficiary, such designation shall be automatically revoked upon the dissolution of the marriage unless, following such dissolution, the Participant submits a new designation naming the former spouse as a Beneficiary. A Participant may from time to time change his or her designated Beneficiary without the consent of a previously- designated Beneficiary by filing a new designation with the Committee.

(b)No Beneficiary. If a designated Beneficiary does not survive the Participant, or if there is no valid Beneficiary designation, amounts payable under the Plan upon the death of the Participant shall be paid to the Participant’s spouse, or if there is no surviving spouse, then to the duly appointed and currently acting personal representative of the Participant’s estate for the benefit of the beneficiaries of such estate.

6.5Unforeseeable Emergency. A Participant who experiences an Unforeseeable Emergency may submit a written request to the Committee to receive payment of all or any portion of his or her vested Accounts. If the emergency need cannot be relieved by cessation of Deferrals to the Plan, the Committee may approve an emergency payment therefrom not to exceed the amount reasonably necessary to satisfy the need, taking into account the additional compensation that is available to the Participant as the result of cancellation of
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
deferrals to the Plan, including amounts necessary to pay any taxes or penalties that the

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Participant reasonably anticipates will result from the payment. The amount of the emergency payment shall be subtracted from the Retirement Account and Separation Accounts and then from the Specified Date Accounts, starting with the Account having the latest commencement date until fully distributed, then continuing in this manner with the next latest Account until the full amount of the distribution is made. Emergency payments shall be paid in a single lump sum within the 90-day period following the date the payment is approved by the Committee. The Committee may specify that Deferrals will be distributed before any Company Contributions.

6.6Administrative Cash-Out of Small Balances. Notwithstanding anything to the contrary in this Article VI, the Committee may at any time and without regard to whether a payment event has occurred, direct in writing an immediate lump sum payment of the Participant’s Accounts if the balance of such Accounts, combined with any other amounts required to be treated as deferred under a single plan pursuant to Code Section 409A, does not exceed the applicable dollar amount under Code Section 402(g)(1)(B), provided any other such aggregated amounts are also distributed in a lump sum at the same time.

6.7Acceleration of or Delay in Payments. Notwithstanding anything to the contrary in this Article VI, the Committee, in its sole and absolute discretion, may elect to accelerate the time or form of payment of an Account, provided such acceleration is permitted under Treas. Reg. Section 1.409A-3(j)(4). The Committee may also, in its sole and absolute discretion, unilaterally delay the time for payment of an Account, to the extent permitted under Treas. Reg. Section 1.409A-2(b)(7).

6.8Rules Applicable to Installment Payments. If a Payment Schedule specifies installment payments, payments will be made beginning as of the payment commencement date for such installments and shall continue to be made in each subsequent payment period until the number of installment payments specified in the Payment Schedule has been paid. The amount of each installment payment shall be determined by dividing (a) by (b), where (a) equals the Account Balance as of the last Valuation Date in the month preceding the month of payment and (b) equals the remaining number of installment payments. For purposes of Section 6.9, installment payments will be treated as a single payment. If an Account is payable in installments, the Account will continue to be credited with Earnings in accordance with Article VII hereof until the Account is completely distributed.

6.9	Modifications to Payment Schedules. A Participant may modify the Payment Schedule elected by him or her with respect to an Account, consistent with the permissible Payment Schedules available under the Plan for the applicable payment event, provided such modification complies with the requirements of this Section 6.9.

(a)Time of Election. The modification election must be submitted to the Committee
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
not less than 12 months prior to the date payments would have commenced under

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

the Payment Schedule in effect prior to modification (the “Prior Election”).

(b)Date of Payment under Modified Payment Schedule. The date payments are to commence under the modified Payment Schedule must be no earlier than five years after the date payment would have commenced under the Prior Election. Under no circumstances may a modification election result in an acceleration of payments in violation of Code Section 409A. If the Participant modifies only the form, and not the commencement date for payment, payments shall commence on the fifth anniversary of the date payment would have commenced under the Prior Election.

(c)Irrevocability; Effective Date. A modification election is irrevocable when filed and becomes effective 12 months after the filing date.

(d)Effect on Accounts. An election to modify a Payment Schedule is specific to the Account or payment event to which it applies, and shall not be construed to affect the Payment Schedules or payment events of any other Accounts.

6.10Benefit Payment Delay in the Event of Allegations. Notwithstanding anything in this Plan to the contrary, in the event a Participating Employer levies allegations of embezzlement, theft or similar allegations against the Participant, Plan benefit payments to the Participant shall be delayed until the date a final adjudication is reached. If such allegations are found to be true, the Participant’s Account shall be forfeited to the extent necessary to provide restitution. Any forfeiture of the Participant’s Account shall be offset by any amounts outside the Plan the Participant uses to provide full restitution.

ARTICLE VII

Valuation of Account Balances; Investments

7.1Valuation. Deferrals shall be credited to appropriate Accounts on the date such Compensation would have been paid to the Participant absent the Compensation Deferral Agreement. Valuation of Accounts shall be performed under procedures approved by the Committee.

7.2	Earnings Credit. Each Account will be credited with Earnings on each Business Day, based upon the Participant’s investment allocation among a menu of investment options selected in advance by the Committee, in accordance with the provisions of this Article VII (“investment allocation”).

7.3Investment Options. Investment options will be determined by the Committee. The Committee, in its sole discretion, shall be permitted to add or remove investment options from the Plan menu from time to time, provided that any such additions or removals of

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

investment options shall not be effective with respect to any period prior to the effective date of such change.

7.4Investment Allocations. A Participant’s investment allocation constitutes a deemed, not actual, investment among the investment options comprising the investment menu. At no time shall a Participant have any real or beneficial ownership in any investment option included in the investment menu, nor shall the Participating Employer or any trustee acting on its behalf have any obligation to purchase actual securities as a result of a Participant’s investment allocation. A Participant’s investment allocation shall be used solely for purposes of adjusting the value of a Participant’s Account Balances.

A Participant shall specify an investment allocation for each of his Accounts in accordance with procedures established by the Committee. Allocation among the investment options must be designated in increments of 1%. The Participant’s investment allocation will become effective on the same Business Day or, in the case of investment allocations received after a time specified by the Committee, the next Business Day.

A Participant may change an investment allocation on any Business Day, both with respect to future credits to the Plan and with respect to existing Account Balances, in accordance with procedures adopted by the Committee. Changes shall become effective on the same Business Day or, in the case of investment allocations received after a time specified by the Committee, the next Business Day, and shall be applied prospectively.

7.5Unallocated Deferrals and Accounts. If the Participant fails to make an investment allocation with respect to an Account, such Account shall be invested in an investment option, the primary objective of which is the preservation of capital, as determined by the Committee.

7.6Valuations Final After 180 Days. The Participant shall have 180 days following the Valuation Date on which the Participant failed to receive the full amount of Earnings and to file a claim under Article XI for the correction of such error.

ARTICLE VIII

Administration

8.1Plan Administration. This Plan shall be administered by the Committee which shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and to utilize its discretion to decide or resolve any and all questions, including but not limited to eligibility for benefits and interpretations of this Plan and its terms, as may arise in connection with the Plan. Claims for benefits shall be filed with the Committee and resolved in accordance with the claims procedures in Article XI.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

8.2Administration Upon Change in Control. Upon a Change in Control, the Committee, as constituted immediately prior to such Change in Control, shall continue to act as the Committee. The Committee, by a vote of a majority of its members, shall have the authority (but shall not be obligated) to appoint an independent third party to act as the Committee.

Upon such Change in Control, the Company may not remove the Committee or its members, unless a majority of Participants and Beneficiaries with Account Balances consent to the removal and replacement of the Committee. Notwithstanding the foregoing, the Committee shall not have authority to direct investment of trust assets under any rabbi trust described in Section 10.2.

The Participating Employers shall, with respect to the Committee identified under this Section: (i) pay all reasonable expenses and fees of the Committee, (ii) indemnify the Committee (including individuals serving as Committee members) against any costs, expenses and liabilities including, without limitation, attorneys’ fees and expenses arising in connection with the performance of the Committee’s duties hereunder, except with respect to matters resulting from the Committee’s gross negligence or willful misconduct, and (iii) supply full and timely information to the Committee on all matters related to the Plan, any rabbi trust, Participants, Beneficiaries and Accounts as the Committee may reasonably require.

8.3Withholding. The Participating Employer shall have the right to withhold from any payment due under the Plan (or with respect to any amounts credited to the Plan) any taxes required by law to be withheld in respect of such payment (or credit). Withholdings with respect to amounts credited to the Plan shall be deducted from Compensation that has not been deferred to the Plan.

8.4	Indemnification. The Participating Employers shall indemnify and hold harmless each employee, officer, director, agent or organization, to whom or to which are delegated duties, responsibilities, and authority under the Plan or otherwise with respect to administration of the Plan, including, without limitation, the Committee, its delegees and its agents, against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or it (including but not limited to reasonable attorney fees) which arise as a result of his or its actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by the Participating Employer. Notwithstanding the foregoing, the Participating Employer shall not indemnify any person or organization if his or its actions or failure to act are due to gross negligence or willful misconduct or for any such amount incurred through any settlement or compromise of any action unless the Participating Employer consents in writing to such settlement or compromise.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

8.5Delegation of Authority. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who shall be legal counsel to the Company.

8.6Binding Decisions or Actions. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

ARTICLE IX

Amendment and Termination

9.1Amendment and Termination. The Company may at any time and from time to time amend the Plan or may terminate the Plan as provided in this Article IX. Each Participating Employer may also unilaterally terminate its participation in the Plan. Provided, however, no such termination shall diminish the terminating Participating Employer’s obligations to timely pay benefits which are distributable under this Plan to Participants (or their Beneficiaries) to whom the terminating Participating Employer granted applicable benefit payment rights under this Plan.

9.2Amendments. The Company, by action taken by its Board of Directors, may amend the Plan at any time and for any reason, provided that any such amendment shall not reduce the vested Account Balances of any Participant accrued as of the date of any such amendment or restatement (as if the Participant had incurred a voluntary Separation from Service on such date). The Board of Directors of the Company may delegate to the Committee by Plan amendment the authority to amend the Plan without the consent of the Board of Directors for the purpose of: (i) conforming the Plan to the requirements of law; (ii) facilitating the administration of the Plan; (iii) clarifying provisions based on the Committee’s interpretation of the Plan documents; and (iv) making such other amendments as the Board of Directors may authorize. No amendment is needed to revise the list of Participating Employers set forth on Schedule A attached hereto.

9.3Termination. The Company, by action taken by its Board of Directors, may unilaterally terminate the Plan and pay Participants and Beneficiaries their Account Balances in a single lump sum at any time, to the extent and in accordance with Treas. Reg. Section 1.409A-3(j)(4)(ix).

9.4Accounts Taxable Under Code Section 409A. The Plan is intended to constitute a plan of deferred compensation that meets the requirements for deferral of income taxation under Code Section 409A. The Committee, pursuant to its authority to interpret the Plan, may sever from the Plan or any Compensation Deferral Agreement any provision or exercise

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

of a right that otherwise would result in a violation of or imposition of tax under Code Section 409A.

ARTICLE X

Informal Funding

10.1	General Assets. Obligations established under the terms of the Plan for an applicable Participant may be satisfied only from the general funds of the applicable Participating Employers that granted the right to such applicable Participant which created such applicable obligation, or a trust described in this Article X. No Participant, spouse or Beneficiary shall have any right, title or interest whatsoever in assets of the Participating Employers. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Participating Employers, on the one hand, and any Employee, spouse, or Beneficiary, on the other hand. To the extent that any person acquires a right to receive payments hereunder, such right is no greater than the right of an unsecured general creditor of the applicable Participating Employer that granted such right to such applicable person.

10.2Rabbi Trust. A Participating Employer may, in its sole discretion, establish a grantor trust, commonly known as a rabbi trust, as a vehicle for accumulating assets to pay benefits under the Plan. Payments under the Plan may be paid from the general assets of the Participating Employer or from the assets of any such rabbi trust. Payment from any such source shall reduce the obligation owed to the Participant or Beneficiary under the Plan.

If a rabbi trust is in existence upon the occurrence of a “change in control”, as defined in such trust, the Participating Employer shall, upon such change in control, and on each anniversary of the change in control, contribute in cash or liquid securities such amounts as are necessary so that the value of assets after making the contributions exceed 125% of the total value of all Account Balances.

ARTICLE XI

Claims

11.1Filing a Claim. Any controversy or claim arising out of or relating to the Plan shall be filed in writing with the Committee which shall make all determinations concerning such claim. Any claim filed with the Committee and any decision by the Committee denying such claim shall be in writing and shall be delivered to the Participant or Beneficiary filing the claim (the “Claimant”). Notice of a claim for payments shall be delivered to the Committee within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and Code Section 409A, and if not
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
paid, the Participant or Beneficiary must file a claim under this Article XI not later than 180 days after such latest date. If the Participant or Beneficiary fails to file a timely

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

claim, the Participant forfeits any amounts to which he or she may have been entitled to receive under the claim.

(a)	In General. Notice of a denial of benefits (other than claims based on disability) will be provided within 90 days of the Committee’s receipt of the Claimant's claim for benefits. If the Committee determines that it needs additional time to review the claim, the Committee will provide the Claimant with a notice of the extension before the end of the initial 90-day period. The extension will not be more than 90 days from the end of the initial 90-day period and the notice of extension will explain the special circumstances that require the extension and the date by which the Committee expects to make a decision.

(b)	Disability Benefits. Notice of denial of claims based on disability will be provided within forty-five (45) days of the Committee’s receipt of the Claimant’s claim for disability benefits. If the Committee determines that it needs additional time to review the disability claim, the Committee will provide the Claimant with a notice of the extension before the end of the initial 45-day period. If the Committee determines that a decision cannot be made within the first extension period due to matters beyond the control of the Committee, the time period for making a determination may be further extended for an additional 30 days. If such an additional extension is necessary, the Committee shall notify the Claimant prior to the expiration of the initial 30-day extension. Any notice of extension shall indicate the circumstances necessitating the extension of time, the date by which the Committee expects to furnish a notice of decision, the specific standards on which such entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim and any additional information needed to resolve those issues. A Claimant will be provided a minimum of 45 days to submit any necessary additional information to the Committee. In the event that a 30-day extension is necessary due to a Claimant’s failure to submit information necessary to decide a claim, the period for furnishing a notice of decision shall be tolled from the date on which the notice of the extension is sent to the Claimant until the earlier of the date the Claimant responds to the request for additional information or the response deadline.

(c)Contents of Notice. If a claim for benefits is completely or partially denied, notice of such denial shall be in writing. Any electronic notification shall comply with the standards imposed by Department of Labor Regulation 29 CFR 2520.104b- 1(c)(1)(i), (iii), and (iv). The notice of denial shall set forth the specific reasons for denial in plain language. The notice shall: (i) cite the pertinent provisions of the Plan document, and (ii) explain, where appropriate, how the Claimant can perfect the claim, including a description of any additional material or information necessary to complete the claim and why such material or information is
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
necessary. The claim denial also shall include an explanation of the claims review

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

procedures and the time limits applicable to such procedures, including the right to appeal the decision, the deadline by which such appeal must be filed and a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse decision on appeal and the specific date by which such a civil action must commence under Section 11.4.

In the case of a complete or partial denial of a disability benefit claim, the notice shall provide such information and shall be communicated in the manner required under applicable Department of Labor regulations.

11.2Appeal of Denied Claims. A Claimant whose claim has been completely or partially denied shall be entitled to appeal the claim denial by filing a written appeal with a committee designated to hear such appeals (the “Appeals Committee”). A Claimant who timely requests a review of the denied claim (or his or her authorized representative) may review, upon request and free of charge, copies of all documents, records and other information relevant to the denial and may submit written comments, documents, records and other information relating to the claim to the Appeals Committee. All written comments, documents, records, and other information shall be considered “relevant” if the information: (i) was relied upon in making a benefits determination, (ii) was submitted, considered or generated in the course of making a benefits decision regardless of whether it was relied upon to make the decision, or (iii) demonstrates compliance with administrative processes and safeguards established for making benefit decisions. The review shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Appeals Committee may, in its sole discretion and if it deems appropriate or necessary, decide to hold a hearing with respect to the claim appeal.

(a)In General. Appeal of a denied benefits claim (other than a disability benefits claim) must be filed in writing with the Appeals Committee no later than 60 days after receipt of the written notification of such claim denial. The Appeals Committee shall make its decision regarding the merits of the denied claim within 60 days following receipt of the appeal (or within 120 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Appeals Committee expects to render the determination on review. The review will take into account comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
determination.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(b)	Disability Benefits. Appeal of a denied disability benefits claim must be filed in writing with the Appeals Committee no later than 180 days after receipt of the written notification of such claim denial. The review shall be conducted in accordance with applicable Department of Labor regulations.

The Appeals Committee shall make its decision regarding the merits of the denied claim within 45 days following receipt of the appeal (or within 90 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Appeals Committee expects to render the determination on review. Following its review of any additional information submitted by the Claimant, the Appeals Committee shall render a decision on its review of the denied claim.

(c)	Contents of Notice. If a benefits claim is completely or partially denied on review, notice of such denial shall be in writing. Any electronic notification shall comply with the standards imposed by Department of Labor Regulation 29 CFR 2520.104b-1(c)(1)(i), (iii), and (iv). Such notice shall set forth the reasons for denial in plain language.

The decision on review shall set forth: (i) the specific reason or reasons for the denial, (ii) specific references to the pertinent Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, or other information relevant (as defined above) to the Claimant’s claim, and (iv) a statement of the Claimant’s right to bring an action under Section 502(a) of ERISA, following an adverse decision on review and the specific date by which such a civil action must commence under Section 11.4.

For the denial of a disability benefit, the notice will also include such additional information and be communicated in the manner required under applicable Department of Labor regulations.

11.3Claims Appeals Upon Change in Control. Upon a change in control, the Appeals Committee, as constituted immediately prior to such change in control, shall continue to act as the Appeals Committee. The Company may not remove any member of the Appeals Committee, but may replace resigning members if 2/3rds of the members of the Board of Directors of the Company and a majority of Participants and Beneficiaries with
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
Account Balances consent to the replacement.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

The Appeals Committee shall have the exclusive authority at the appeals stage to interpret the terms of the Plan and resolve appeals under the Claims Procedure.

Each Participating Employer shall, with respect to the Committee identified under this Section: (i) pay its proportionate share of all reasonable expenses and fees of the Appeals Committee, (ii) indemnify the Appeals Committee (including individual committee members) against any costs, expenses and liabilities including, without limitation, attorneys’ fees and expenses arising in connection with the performance of the Appeals Committee hereunder, except with respect to matters resulting from the Appeals Committee’s gross negligence or willful misconduct, and (iii) supply full and timely information to the Appeals Committee on all matters related to the Plan, any rabbi trust, Participants, Beneficiaries and Accounts as the Appeals Committee may reasonably require.

11.4Legal Action. A Claimant may not bring any legal action, including commencement of any arbitration, relating to a claim for benefits under the Plan unless and until the Claimant has followed the claims procedures under the Plan and exhausted his or administrative remedies under Sections 11.1 and 11.2. No such legal action may be brought more than twelve (12) months following the notice of denial of benefits under Section 11.2, or if no appeal is filed by the applicable appeals deadline, twelve (12) months following the appeals deadline.

If a Participant or Beneficiary prevails in a legal proceeding brought under the Plan to enforce the rights of such Participant or any other similarly situated Participant or Beneficiary, in whole or in part, the Participating Employer shall reimburse such Participant or Beneficiary for all legal costs, expenses, attorneys’ fees and such other liabilities incurred as a result of such proceedings. If the legal proceeding is brought in connection with a change in control (including a “change in control” as defined in a rabbi trust described in Section 10.2) the Participant or Beneficiary may file a claim directly with the trustee for reimbursement of such costs, expenses and fees. For purposes of the preceding sentence, the amount of the claim shall be treated as if it were an addition to the Participant’s or Beneficiary’s Account Balance and will be included in determining the Participating Employer’s trust funding obligation under Section 10.2.

11.5Discretion of Appeals Committee. All interpretations, determinations and decisions of the Appeals Committee with respect to any claim shall be made in its sole discretion, and shall be final and conclusive.

11.6Arbitration.

(a)Prior to Change in Control. If, prior to a change in control, any claim or
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
controversy between a Participating Employer and a Participant or Beneficiary is

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

not resolved through the claims procedure set forth in Article XI, such claim shall be submitted to and resolved exclusively by expedited binding arbitration by a single arbitrator. Arbitration shall be conducted in accordance with the following procedures:

The complaining party shall promptly send written notice to the other party identifying the matter in dispute and the proposed remedy. Following the giving of such notice, the parties shall meet and attempt in good faith to resolve the matter. In the event the parties are unable to resolve the matter within 21 days, the parties shall meet and attempt in good faith to select a single arbitrator acceptable to both parties. If a single arbitrator is not selected by mutual consent within ten Business Days following the giving of the written notice of dispute, an arbitrator shall be selected from a list of nine persons each of whom shall be an attorney who is either engaged in the active practice of law or recognized arbitrator and who, in either event, is experienced in serving as an arbitrator in disputes between employers and employees, which list shall be provided by the main office of either JAMS, the American Arbitration Association (“AAA”) or the Federal Mediation and Conciliation Service. If, within three Business Days of the parties’ receipt of such list, the parties are unable to agree on an arbitrator from the list, then the parties shall each strike names alternatively from the list, with the first to strike being determined by the flip of a coin. After each party has had four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

Unless the parties agree otherwise, within 60 days of the selection of the arbitrator, a hearing shall be conducted before such arbitrator at a time and a place agreed upon by the parties. In the event the parties are unable to agree upon the time or place of the arbitration, the time and place shall be designated by the arbitrator after consultation with the parties. Within 30 days of the conclusion of the arbitration hearing, the arbitrator shall issue an award, accompanied by a written decision explaining the basis for the arbitrator’s award.

In any arbitration hereunder, the Participating Employer shall pay all administrative fees of the arbitration and all fees of the arbitrator, except that the Participant or Beneficiary may, if he/she/it wishes, pay up to one-half of those amounts. Each party shall pay its own attorneys’ fees, costs, and expenses, unless the arbitrator orders otherwise. The prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees. The arbitrator shall

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

have no authority to add to or to modify this Plan, shall apply all applicable law,

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall have no authority to add to or to modify this Plan, shall apply all applicable law, and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation.

The parties shall be entitled to discovery as follows: Each party may take no more than three depositions. The Participating Employer may depose the Participant or Beneficiary plus two other witnesses, and the Participant or Beneficiary may depose the Participating Employer, pursuant to Rule 30(b)(6) of the Federal Rules of Civil Procedure, plus two other witnesses. Each party may make such reasonable document discovery requests as are allowed in the discretion of the arbitrator.

The decision of the arbitrator shall be final, binding, and non-appealable, and may be enforced as a final judgment in any court of competent jurisdiction.

This arbitration provision of the Plan shall extend to claims against any parent, subsidiary, or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, Participant, Beneficiary, or agent of any party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law or under this Plan.

Notwithstanding the foregoing, and unless otherwise agreed between the parties, either party may apply to a court for provisional relief, including a temporary restraining order or preliminary injunction, on the ground that the arbitration award to which the applicant may be entitled may be rendered ineffectual without provisional relief.

Any arbitration hereunder shall be conducted in accordance with the Federal Arbitration Act: provided, however, that, in the event of any inconsistency between the rules and procedures of the Act and the terms of this Plan, the terms of this Plan shall prevail.

If any of the provisions of this Section 11.6(a) are determined to be unlawful or otherwise unenforceable, in the whole part, such determination shall not affect the validity of the remainder of this section and this section shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

insure that the resolution of all conflicts between the parties, including those

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the provisions of this Section 11.6(a) are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact and treated as determinative to the maximum extent permitted by law.

The parties do not agree to arbitrate any putative class action or any other representative action. The parties agree to arbitrate only the claims(s) of a single Participant or Beneficiary.

(b)	Upon Change in Control. Upon a change in control, Section 11.6(a) shall not apply and any legal action initiated by a Participant or Beneficiary to enforce his or her rights under the Plan may be brought in any court of competent jurisdiction. Notwithstanding the Appeals Committee’s discretion under Sections

11.3 and 11.5, the court shall apply a de novo standard of review to any prior claims decision under Sections 11.1 through 11.3 or any other determination made by the Company, its Board of Directors, a Participating Employer, the Committee, or the Appeals Committee.

ARTICLE XII

General Provisions

12.1Assignment. No interest of any Participant, spouse or Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, spouse or Beneficiary. Notwithstanding anything to the contrary herein, however, the Committee has the discretion to make payments to an alternate payee in accordance with the terms of a domestic relations order (as defined in Code Section 414(p)(1)(B)).

The Company may unilaterally assign any or all of its liabilities and obligations under this Plan in connection with any restructuring, recapitalization, sale of assets or other similar transactions affecting a Participating Employer without the consent of any Participant. Any such assignment shall be binding upon all Participants and their respective beneficiaries.

12.2	No Legal or Equitable Rights or Interest. No Participant or other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of the Participating Employer or any other Employer. The right and power of a Participating Employer to dismiss or discharge an Employee is expressly reserved. The
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
Participating Employers make no guaranty, representation or warranty as to the tax

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

consequences or results applicable to any Participant or any Beneficiaries resulting from a deferral of income pursuant to the Plan, or otherwise in connection with the Plan. All such consequences and results shall be the sole responsibility and liability of the Participants and Beneficiaries.

12.3No Employment Contract. Nothing contained herein shall be construed to constitute a contract of employment between an Employee and a Participating Employer or a right to be employed by or remain in the employment of any Participating Employer. Nothing contained herein shall be construed as changing a Participant’s status from employee to independent contractor or from independent contractor to employee.

12.4Notice. Any notice or filing required or permitted to be delivered to the Committee under this Plan shall be delivered in writing, in person, or through such electronic means as is established by the Committee. Notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Written transmission shall be sent by certified mail to:

OLD SECOND BANCORP, INC.

37 SOUTH RIVER STREET AURORA, IL 60506

ATTN: HUMAN RESOURCES DIRECTOR

Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing or hand-delivered, or sent by mail to the last known address of the Participant.

12.5Headings. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

12.6Invalid or Unenforceable Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Committee may elect in its sole discretion to construe such invalid or unenforceable provisions in a manner that conforms to applicable law or as if such provisions, to the extent invalid or unenforceable, had not been included.

12.7Lost Participants or Beneficiaries. Any Participant or Beneficiary who is entitled to a benefit from the Plan has the duty to keep the Committee advised of his or her current mailing address. If benefit payments are returned to the Plan or are not presented for payment after a reasonable amount of time, the Committee shall presume that the payee is missing. The Committee, after making such efforts as in its discretion it deems reasonable and appropriate to locate the payee, shall stop payment on any uncashed
Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan
checks and may discontinue making future payments until contact with the payee is

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

restored. If the Committee is unable to locate the Participant or Beneficiary after five years of the date payment is scheduled to be made, provided that a Participant’s Account shall not be credited with Earnings following the first anniversary of such date on which payment is to be made and further provided, however, that such benefit shall be reinstated, without further adjustment for interest, if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit.

12.8Facility of Payment to a Minor. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Committee may, in its discretion, make such distribution: (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence, or (ii) to the conservator or committee or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Committee, the Company, and the Plan from further liability on account thereof.

12.9Governing Law. To the extent not preempted by ERISA, the laws of the State of Illinois shall govern the construction and administration of the Plan.

12.10	Compliance With Code Section 409A; No Guarantee. This Plan is intended to be administered in compliance with Code Section 409A and each provision of the Plan shall be interpreted consistent with Code Section 409A. Although intended to comply with Code Section 409A, this Plan shall not constitute a guarantee to any Participant or Beneficiary that the Plan in form or in operation will result in the deferral of federal or state income tax liabilities or that the Participant or Beneficiary will not be subject to the additional taxes imposed under Section 409A. No Employer shall have any legal or other liability or obligation to a Participant or Beneficiary with respect to taxes imposed under Code Section 409A or otherwise, or for failure of the Plan to achieve any desired or intended tax, investment or other result.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

IN WITNESS WHEREOF, the undersigned executed this Plan as of the 31st day of August , 2020, to be effective as of the Effective Date as provided herein.

OLD SECOND BANCORP, INC.

By: /s/ Bradley S. Adams

Bradley S. Adams

Its: Executive Vice President / CFO  (Title)

OLD SECOND BANK

By: /s/ Chris Lasse

Chris Lasse

Its: Human Resources Director (Title)

THE FOLLOWING SIGNATORIES ARE MEMBERS OF THE BOARD OF DIRECTORS OF OLD SECOND BANCORP, INC.:

/s/ William B. Skoglund	/s/ John Ladowicz
William B. Skoglund, solely as a member Of	John Ladowicz, solely as a member of the
the Board of Directors of	Board of Directors of
Old Second Bancorp, Inc.	Old Second Bancorp, Inc.

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Schedule A Participating Employers

Old Second Bancorp, Inc.

Old Second Bank

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Exhibit A

OLD SECOND BANCORP, INC. AMENDED AND RESTATED

VOLUNTARY DEFERRED COMPENSATION PLAN

FOR EXECUTIVES PLAN DOCUMENT

September 1, 2008

Content Copyright ©2018 Newport Group, Inc. All Rights Reserved.

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

TABLE OF CONTENTS

ARTICLE 1	NAME AND PURPOSE	1
1.1	Name	1
1.2	Purpose	1
1.3	Plan for a Select Group	1
1.4	Not a Funded Plan	1
ARTICLE 2	DEFINITIONS	1
2.1	401(k) Plan	1
2.2	Account	1
2.3	Administrator	1
2.4	Affiliated Company	1
2.5	Appeals Committee	1
2.6	Base Salary	1
2.7	Beneficiary	2
2.8	Benefit Commencement Date	2
2.9	Benefit Payment	2
2.10	Board	2
2.11	Bonus	2
2.12	Change of Control	2
2.13	Code	3
2.14	Company	4
2.15	Compensation Committee	4
2.16	Deferral Account	4
2.17	Deferral Amount	4
2.18	Deferral Election	4
2.19	Director	4
2.20	Effective Date	4
2.21	Employee	5
2.22	ERISA	5
2.23	Key Employee	5
2.24	Matching Contribution	5
2.25	Measurement Funds	5
2.26	Normal Retirement Date	5
2.27	Participant	6
2.28	Participant Access System	6
2.29	Plan	6
2.30	Plan Year	6
2.31	Pre-2005 Deferral Account	6
2.32	Preexisting Balance	6
2.33	Preretirement Distribution Election	6
2.34	Profit Sharing Contribution	7
2.35	Retire or Retirement	7
2.36	Section 409A	7
2.37	Termination Date	7
2.38	Termination of Employment	7

i

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.39	Unforeseeable Emergency	7
2.40	Vesting Forfeiture Amount	8
ARTICLE 3	ELIGIBILITY AND PARTICIPATION	1
3.1	Eligibility	1
3.2	Participation	1
3.3	Cessation of Participation Initiated by the Compensation Committee	1
ARTICLE 4	CONTRIBUTIONS	1
4.1	Deferral Elections	1
4.2	Company Contributions	3
4.3	Establishment of Deferral Accounts	3
4.4	Crediting of Deferral Amounts, Profit Sharing Contributions and Matching Contributions	3
4.5	Withholding	4
4.6	Adjustment of Accounts	4
4.7	Measurement Funds	4
ARTICLE 5	GRANDFATHERED PROVISIONS APPLICABLE TO PRE-2005 DEFERRAL ACCOUNTS	1
5.1	Application	1
5.2	Definitions	1
5.3	Preretirement Distribution Election	2
5.4	Forms of Benefit Distribution.	3
5.5	Benefit Commencement Events.	4
ARTICLE 6	PRERETIREMENT DISTRIBUTION; UNFORESEEABLE EMERGENCIES	1
6.1	Preretirement Distribution Election	1
6.2	Hardship Withdrawals	1
ARTICLE 7	BENEFITS DISTRIBUTIONS	1
7.1	Benefit Commencement Date	1
7.2	Time of Distribution	1
7.3	Change to Elections for Time and Form of Payment	1
7.4	Consent Not Required	2
7.5	Correction of Amounts Payable	2
7.6	Timing of Payments	2
7.7	Transition Rule	3
ARTICLE 8	BENEFIT DISTRIBUTION EVENTS	1
8.1	Retirement Benefits.	1
8.2	Termination of Employment.	1
8.3	Death.	1
8.4	Change of Control.	2
8.5	Benefit Payment Delay in the Event of Allegations	2
ARTICLE 9	BENEFICIARIES	1
9.1	Automatic Beneficiary	1
9.2	Designated Beneficiary or Beneficiaries	1
9.3	Death of Beneficiary	1
ARTICLE 10	RIGHTS OF PARTICIPANTS AND BENEFICIARIES	1

ii

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

10.1	Creditor Status of Participant and Beneficiary	1
10.2	Rights with Respect to a Trust	1
10.3	Investments	1
ARTICLE 11	TRUST	1
11.1	Establishment of Trust	1
11.2	Obligations of the Company	1
11.3	Trust Terms	1
ARTICLE 12	CLAIMS PROCEDURE	1
12.1	Claim for Benefits	1
12.2	Request for Review of a Denial of a Claim for Benefits	2
12.3	Appeals Procedure	2
12.4	Decision upon Review of Denial of Claim for Benefits	3
12.5	Establishment of Appeals Committee	4
12.6	Operations of Appeals Committee	5
12.7	Special Provisions Relating to Change of Control	6
ARTICLE 13	ADMINISTRATION	1
13.1	Appointment of Administrator	1
13.2	Powers and Duties of the Administrator	1
13.3	Engagement of Advisors	2
13.4	Payment of Costs and Expenses	2
ARTICLE 14	AMENDMENT AND TERMINATION	1
14.1	Power to Amend or Terminate	1
14.2	Effects of Plan Termination	1
14.3	No Liability for Plan Amendment or Termination	2
ARTICLE 15	MISCELLANEOUS	1
15.1	Non-Alienation	1
15.2	Tax Withholding	1
15.3	Incapacity	1
15.4	Administrative Forms	2
15.5	Independence of Plan	2
15.6	No Employment Rights Created	2
15.7	Responsibility for Legal Effect	2
15.8	Limitation of Duties	2
15.9	Limitation of Sponsor Liability	3
15.10	Successors	3
15.11	Controlling Law	3
15.12	Notice	3
15.13	Headings and Titles	3
15.14	General Rules of Construction	3
15.15	Severability	4
15.16	Indemnification	4

iii

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

OLD SECOND BANCORP, INC.

AMENDED AND RESTATED

VOLUNTARY DEFERRED COMPENSATION PLAN FOR EXECUTIVES

The Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Executives (hereinafter referred to as “the Plan”) is hereby further amended and restated by Old Second Bancorp, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware and its subsidiaries (hereinafter referred to as “Company”);

W I T N E S S E T H:

WHEREAS, the Company now desires to amend and restate the Plan to make the following desired changes to the Plan:

(i)	to memorialize the grandfathering of the amounts deferred and credited to the Plan on and before December 31, 2004 such that these amounts (plus any earnings thereon) will not be subject to the provisions of Section 409A;

(ii)	to provide a supplemental matching contribution benefit to Participants who participate in the Company’s 401(k) Plan; and

(iii)	to bring the Plan into compliance with the final regulations issued under Section 409A for all amounts credited to Participants under the Plan on or after January 1, 2005.

WHEREAS, the Company previously adopted the Plan in order to permit certain employees of the Company who are deemed to be management and/or highly compensated employees (hereinafter referred to as “Participant(s)”) to make deferrals of their compensation;

WHEREAS, the Company previously amended and restated the Plan on February 1, 2006, to comply with the preliminary regulations issued under Section 409A; and

NOW, THEREFORE, the Company hereby adopts the amended and restated Plan, effective September 1, 2008, as follows:

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 1

NAME AND PURPOSE

1.1Name. The name of the Plan shall be the OLD SECOND BANCORP, INC., AMENDED AND RESTATED VOLUNTARY DEFERRED COMPENSATION PLAN FOR EXECUTIVES.

1.2Purpose. The Plan is hereby established to provide unfunded deferred compensation to certain select employees of the Company and the Affiliated Companies under certain conditions specified herein.

1.3Plan for a Select Group. The Plan shall only cover employees of the Company, and the Affiliated Companies, who are members of a “select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA (as defined hereinafter). The Company shall have the authority to take any and all actions necessary or desirable in order for the Plan to satisfy the requirements set forth in ERISA and the regulations thereunder applicable to plans maintained for Participants who are members of a select group of management or highly compensated employees. Moreover, the Plan at all times shall be administered in such a manner, and benefits hereunder shall be so limited, notwithstanding any contrary provision of the Plan, in order that the Plan shall constitute such a plan.

1.4Not a Funded Plan. It is the intention and purpose of the Company and the Affiliated Companies that the Plan shall be deemed to be “unfunded” for tax purposes and deemed a plan as would properly be described as “unfunded” for purposes of Title I of ERISA. The Plan shall be administered in such a manner, notwithstanding any contrary provision of the Plan, in order that it will be so deemed and would be so described.

1-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 2 DEFINITIONS

Unless the context otherwise indicates, the following words used herein shall have the following meanings wherever used in this instrument:

2.1401(k) Plan. The words “401(k) Plan” shall mean Old Second Bancorp, Inc. Employees’ 401(k) Savings Plan & Trust, as amended.

2.2Account. The word “Account” shall refer to a Participant’s Pre-2005 Deferral Account and Deferral Account collectively.

2.3Administrator. The word “Administrator” shall mean the person or persons, corporation or partnership designated as Administrator under Article 13 herein.

2.4Affiliated Company. The words “Affiliated Company” shall mean any corporation or business organization that, directly or indirectly, through one or more intermediaries’ controls, is controlled by, or is under common control of the Company, and particularly shall mean any corporation of which eighty percent (80%) of the voting stock is directly or indirectly owned by the Company.

2.5Appeals Committee. The words “Appeals Committee” shall mean the Appeals Committee established pursuant to Article 12 herein.

2.6Base Salary. The words “Base Salary” shall mean a Participant’s base remuneration for services rendered to the Company or an Affiliated Company as an Employee and while a Participant. A Participant’s Base Salary will not be reduced by any of the following:

(a)amounts which are excluded from taxable income under Sections 125, 402(e)(3) and 402(h) of the Code (as defined hereinafter); and

(b)amounts which are excluded from taxable income because they are deferred by the Participant under a plan similar to the Plan.

However, Base Salary shall not include any bonus amounts, incentive payments, commission payments, fringe benefits, special benefits, perquisites, or matching or employer contributions under any benefit plan of the Company or an Affiliated Company.

2.7Beneficiary. The word “Beneficiary” shall mean any person who receives, or is designated to receive, payment of any benefit under the terms of the Plan because of the participation of a Participant in the Plan.

2-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.8Benefit Commencement Date. The words “Benefit Commencement Date” shall mean the first date as of which benefits are to be paid pursuant to the terms of the Plan.

2.9Benefit Payment. The words “Benefit Payment” shall mean the benefit as set forth in Articles 5 through 8, as applicable.

2.10Board. The word “Board” shall mean the Board of Directors of Old Second Bancorp, Inc. or any of its Affiliated Companies, as applicable.

2.11Bonus. The word “Bonus” shall mean a Participant’s cash bonus, incentive payments and commissions for services rendered to the Company as an Employee and while a Participant. A Participant’s Bonus will not be reduced by any of the following:

(a)amounts which are excluded from taxable income under Sections 125, 402(e)(3) and 402(h) of the Code (as defined hereinafter); and

(b)amounts which are excluded from taxable income because they are deferred by the Participant under a plan similar to the Plan.

However, a Bonus shall not include fringe benefits, special benefits, perquisites, or matching or employer contributions under any benefit plan of the Company.

2.12Change of Control. The words “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:

(a)Any one person or group (as determined under Treasury Regulation §1.409A- 3(g)(5)(v)(B)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, or

(b)Notwithstanding that the Company has not undergone a Change of Control as described in 2.12(a), a Change of Control of the Company occurs only on the date that either:

(i)Any one person, or more than one person acting as a group (as determined under Treasury Regulation §1.409A-3(g)(5)(v)(B)), acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; or

(ii)A majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election; or

2-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(c)Any one person or group (as determined under Treasury Regulation §1.409A- 3(g)(5)(v)(B)), acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of all the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant if the Participant is part of a purchasing group which consummates the Change of Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change of Control by a majority of the non- employee continuing Directors).

2.13Code. The word “Code” shall mean the Internal Revenue Code of 1986 and any regulations or other pronouncements promulgated thereunder. Whenever a reference is made herein to a specific Code section, such reference shall be deemed to include any successor Code section having the same or a similar purpose.

2.14Company. The word “Company” shall mean Old Second Bancorp, Inc., its subsidiaries and any successor corporation or business organization which shall assume the duties and obligations of Old Second Bancorp, Inc., under the Plan.

2.15Compensation Committee. The words “Compensation Committee” shall mean the Compensation Committee of the Board of the Company or any successor thereto.

2.16Deferral Account. The words “Deferral Account” shall mean the bookkeeping account maintained by the Administrator on behalf of each Participant to reflect the Participant’s Deferral Amounts (as defined hereinafter), Profit Sharing Contributions and Matching Contributions for each Plan Year commencing on and after January 1, 2005 and all earnings, gains and losses thereon.

2.17Deferral Amount. The words “Deferral Amount” shall mean for each Participant an amount equal to the amount by which the Participant’s Base Salary and Bonus are reduced by means of a Deferral Election (as defined hereinafter) pursuant to Article 4 herein.

2.18Deferral Election. The words “Deferral Election” shall mean a percentage or whole dollar amount of Base Salary and/or Bonus that the Participant elects to defer to the Plan pursuant to Article 4 herein.

2-3

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.19	Director. The word “Director” shall mean a member of the Board.

2.20Effective Date. The words “Effective Date” shall mean the date the amended and restated Plan becomes effective, the date of which is September 1, 2008.

2.21Employee. The word “Employee” shall mean any common-law employee of the Company or an Affiliated Company, whether or not a Director, but excluding any person serving only in the capacity of a Director.

2.22ERISA. The acronym “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations or other pronouncements promulgated thereunder. Whenever a reference is made herein to a specific ERISA Section, such reference shall be deemed to include any successor ERISA Section having the same or a similar purpose.

2.23Key Employee. The words “Key Employee” shall mean any Participant who is a “key employee” (as defined in Code Section 416(i) without regards to paragraph (5) thereof), as determined by the Administrator based upon the 12-month period ending on each December 31st (each December 31 being the “identification date”). All Participants who are determined to be key employees under Code Section 416(i) (without regard to paragraph (5) thereof) as of an identification date shall be treated as a Key Employee for purposes of the Plan during the 12-month period that begins on the first day of the 4th month following the identification date.
2.24Matching Contribution. The words “Matching Contribution” shall mean an annual contribution to be credited to a Participant’s Deferral Account by the Company pursuant to Article 4.2.

2.25Measurement Funds. The words “Measurement Funds” shall mean hypothetical investments the Participant may elect to value his or her Account balance.

2.26Normal Retirement Date. The words “Normal Retirement Date” shall mean the date on which a Participant attains age sixty-five (65).

2.27Participant. The word “Participant” shall mean any eligible Employee who has performed all the acts required by the Plan to become a Participant, who has become a Participant in accordance with Article 3 herein, and who remains a Participant hereunder.

2.28Participant Access System. The words “Participant Access System” shall mean the online administration system that provides participants with continual access to Account balances and important Plan information, as well as the ability to reallocate Measurement Funds.

2.29Plan. The word “Plan” shall mean the Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Executives as set forth herein, effective as of the Effective Date, and as it may be later amended.

2-4

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

2.30Plan Year. The words “Plan Year” shall mean the twelve (12) month period ending on December 31 in each calendar year.

2.31Pre-2005 Deferral Account. The words “Pre-2005 Deferral Account” shall mean an account established on behalf of each Participant having a balance under the Plan as of December 31, 2004, to which a Participant’s vested balance under the Plan as of December 31, 2004 is credited, plus any earnings or losses attributable thereto.

2.32Preexisting Balance. The words “Preexisting Balance” shall mean a Participant’s balance, if any, in the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan as of March 14, 2004.

2.33Preretirement Distribution Election. The words “Preretirement Distribution Election” shall mean a percentage or whole dollar amount of the Participant’s Deferral Amount for the Plan Year which the Participant elects to defer until a date prior to Retirement as specified by the Participant pursuant to Article 6.1 herein.

2.34Profit Sharing Contribution. The words “Profit Sharing Contribution” shall mean a discretionary contribution credited to a Participant’s Deferral Account by the Company pursuant to Article 4.2.

2.35Retire or Retirement. The word “Retire” or “Retirement” shall mean a Termination of Employment of a Participant, whether voluntary or involuntary, on or after the Normal Retirement Date; provided that such retirement qualifies as a separation from service under Section 409A.

2.36	Section 409A. The words “Section 409A” shall mean Code Section 409A, related

U.S. Treasury regulations and guidance thereunder, including such regulations and guidance promulgated after the Effective Date of the Plan, as deemed appropriate by the Administrator.

2.37Termination Date. The words “Termination Date” shall mean the date as of which the Company ceases to sponsor and maintain the Plan.

2.38Termination of Employment. The words “Termination of Employment” shall mean for any Employee the occurrence of any one of the following events:

(a)Employee is discharged by the Company unless Employee is subsequently reemployed and given pay back to date of discharge;

(b)	Employee voluntarily terminates employment with the Company; or

(c)	Employee Retires from employment with the Company;

2-5

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Provided that such termination of employment qualifies as a separation from service under Section 409A.

2.39Unforeseeable Emergency. The words “Unforeseeable Emergency” shall have the meaning given by Section 409A and the Regulations thereunder and shall generally mean a severe financial hardship to the Participant or Beneficiary resulting from (i) illness or accident of the Participant or Beneficiary, the  Participant’s  spouse,  a  dependent  (as  defined  in  Code  Section 152(a)) of the Participant, (ii) a loss of the Participant’s or Beneficiary’s property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or Beneficiary.

2.40Vesting Forfeiture Amount. The words “Vesting Forfeiture Amount” shall mean unvested Profit Sharing Contributions, and any associated investment earnings, gains and losses determined under the vesting schedule defined under Section 6.4(b) of the 401(k) Plan.

2-6

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1Eligibility. The Compensation Committee may, from time to time, in its discretion, designate one or more Employees as eligible to participate in the Plan.

3.2Participation. Each Employee who has been designated as eligible to participate in the Plan shall become a Participant on or as of the date of designation as an Employee eligible to participate in the Plan, or as soon thereafter as Employee reasonably can be enrolled in the Plan, provided that Employee complies with appropriate administrative requirements for enrollment of Participants, and shall remain a Participant until the earlier of (a) the date of Participant’s Termination of Employment, or (b) the cessation of Participant status pursuant to Article 3.3 herein.

3.3Cessation of Participation Initiated by the Compensation Committee. In the event that the Compensation Committee determines, in its sole discretion, that a Participant is not, or may not be, a member of a “select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA, then the Compensation Committee may, in its sole discretion and to the extent permitted by Section 409A, terminate such Participant’s participation in the Plan. Termination of participation shall mean that:

(a)such Participant shall no longer be permitted to make deferrals or be credited with allocations hereunder; and

(b)the Compensation Committee shall direct that such actions be taken which, in its sole discretion, most closely adhere to the terms of the Plan while not putting at risk its status as a plan maintained for a “select group of management or highly compensated employees” as referred to above.

3-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 4 CONTRIBUTIONS

4.1	Deferral Elections. If a Participant makes a Deferral Election under the Plan for a Plan

Year, then a portion of the Base Salary and/or Bonus which would normally be paid to the Participant by or through the Company or an Affiliated Company shall be retained by the Company or an Affiliated Company, as applicable, and, in lieu thereof, an amount equal thereto, shall constitute a Deferral Amount hereunder and shall be credited to the Participant’s Deferral Account pursuant to Article 4.4 herein. Such elections shall be subject to the following rules:

(a)Base Salary Deferral. With respect to each Plan Year, a Participant may elect to defer a portion of Base Salary by making a Deferral Election via the Participant Access System or in writing as is required by the Administrator prior to deferral hereunder. A Participant’s Deferral Election shall specify a stated percentage or dollar amount of the Participant’s Base Salary, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Base Salary, less amounts necessary to satisfy employee tax obligations or elections made as part of the Company’s other benefit plans. The amount so elected under the Deferral Election shall be credited to the Participant’s Deferral Account under the Plan.

(b)Bonus Deferral. With respect to each Plan Year, a Participant may elect to defer all or a portion of Participant’s Bonus by making a Deferral Election via the Participant Access System or in writing as is required by the Administrator prior to deferral hereunder. A Participant’s Deferral Election shall specify a stated percentage or dollar amount of the Participant’s Bonus, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Bonus, less amounts necessary to satisfy employee tax obligations or elections made as part of the Company’s other benefit plans. The amount so elected under the Deferral Election shall be credited to the Participant’s Deferral Account under the Plan.

(c)General Deferral Election Rules. A Participant’s Deferral Election shall be irrevocable for the entire Plan Year for which it is made. All elections to make deferrals under the Plan, and all resulting deferrals, shall be subject to such rules, procedures, limits and restrictions as the Administrator may establish from time to time.

(d)Specific Deferral Election Rules. The following rules govern all Deferral Elections to a Participant’s Deferral Account under the Plan:

(i)A Participant must complete a Deferral Election prior to the first day of the applicable Plan Year, or such earlier deadline as may be established by the Administrator, in its sole discretion.

(ii)Upon first becoming eligible to participate in the Plan after the first day of the Plan Year, a Participant must complete, either in writing or via the Participant Access System, a Deferral Election within thirty (30) days after he or she first becomes eligible to participate in the Plan, or

4-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

within such other earlier deadline as may be established by the Administrator, in its sole discretion, in order to participate for the Plan Year. In such event, such person’s participation in the Plan shall not commence earlier than the date determined by the Administrator pursuant  to  subsection (iii) below and such person shall not be permitted to defer under this Plan any portion of his or her Base Salary or Bonus that are paid with respect to services performed prior to his or her participation commencement date, except to the extent permissible under Section 409A.

(iii)A selected Employee’s participation commencement date shall be the date the Administrator determines, in its sole discretion, that the Employee has met all enrollment requirements as set forth in the Plan and required by the Administrator. Notwithstanding the foregoing, the Administrator shall process each Participant’s Deferral Election as soon as administratively practicable after such Deferral Election is submitted and accepted by the Administrator.

(iv)No Deferral Election shall be effective with respect to Base Salary and/or Bonus paid before the satisfactory completion of the requirements described in this Article 4.1(d) and any other requirements the Administrator may determine are necessary.

(v)A Participant’s Deferral Election under this Plan shall be terminated to the extent the Administrator determines, in its sole discretion, that the termination of such Participant’s Deferral Election is required pursuant to Treasury Regulations Section 1.401(k)-1(d)(3) for the Participant to obtain a hardship distribution from the 401(k) Plan. If the Administrator determines, in its sole discretion, that a termination of the Participant’s deferral is required in accordance with the preceding sentence, the Participant’s deferrals shall be terminated as soon as administratively practicable following the date on which such determination is made.

(vi)Notwithstanding the foregoing, the Administrator shall interpret this Article 4.1(d) as it applies to amounts in a Participant’s Deferral Account in a manner that is consistent with  Section 409A.

4.2Company Contributions. On an annual basis the Company shall make the following contributions to the Plan:

(a)	Matching Contribution. To the extent permissible under Treasury Regulations

§1.401(k)-1(e), the Company shall make an annual Matching Contribution on behalf of each Participant who elects to make the maximum permissible deferral amount under the 401(k) Plan, including Catch-Up Contributions (as defined in the 401(k) Plan), if applicable, and does not make any change to such 401(k) Plan deferral election throughout that Plan Year. The amount of such Matching Contribution shall be equivalent to six percent (6%) of the Participant’s Compensation as defined under the 401(k0 Plan without regard to limited imposed by Section 415 of the Code, less any matching contribution credited under the 401(k) Plan on behalf of the Participant.

4-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(b)Profit Sharing Contribution. The Company, in its discretion, may make an annual Profit Sharing Contribution to Plan Participants. The Profit Sharing Contribution shall be limited to the employer contribution amount that would have been credited under the 401(k) Plan had the limits of Code Section 415 and 401(a)(17) not been in effect less the actual employer contribution amount credited under the 401(k) Plan.

4.3Establishment of Deferral Accounts. The Administrator or designated representative shall establish a Deferral Account in the name of each Participant on its books and records for amounts credited to Participants on and after January 1, 2005 under the terms of the Plan. To the extent a Participant had an existing balance under the Plan on December 31, 2004, the Administrator or designated representative shall establish a Pre-2005 Deferral Account in the name of such Participant on its books and records for such amounts. All amounts credited to all Accounts of any Participant, or Beneficiary shall constitute a general, unsecured liability of the Company or an Affiliated Company, as applicable, to such person.

4.4Crediting of Deferral Amounts, Profit Sharing Contributions and Matching Contributions. Deferral Amounts shall be credited to the Participant’s Deferral Account as of the date the Base Salary or Bonus would have otherwise been paid to the Employee. Profit Sharing Contributions and Matching Contributions shall be credited to the Participant’s Deferral Account as of the date, or dates, determined by the Company.

4.5Withholding. The Company may withhold monies from any Deferral Amounts, Profit Sharing Contributions and Matching Contributions as may be required for purposes of payment of Social Security, Medicare and other applicable taxes. In the event that such taxes are withheld, the amount credited to a Participant’s Deferral Account shall be reduced by the amount of such withholding.

4.6Adjustment of Accounts. Participants’ Accounts shall be adjusted for earnings, gains and losses as if such Accounts held actual assets and such assets were invested in Measurement Funds in accordance with Article 4.7 herein. The value of each Participant’s Accounts shall be determinable on a daily basis as follows, using the terms and methods in the order defined below:

(a)Beginning Balance. The balance at the beginning of the day. This equals the Ending Balance (as described below) as of the end of the most recent business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange was open for trading.

(b)Sub-Ending Balance. The Beginning Balance, plus Deferral Amounts, Profit Sharing Contributions and Matching Contributions (in the case of a Participant’s Deferral Account), less any Benefit Payments, Vesting Forfeiture Amounts and forfeitures (as provided in Article 8.5), which are made on or occur as of such date.

4-3

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(c)Investment Earnings. Investment earnings, gains and losses determined pursuant to this Article will be credited to each Participant’s Accounts as of each business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange is open for trading.

(d)	Ending Balance. The Sub-Ending Balance plus Investment Earnings.

4.7Measurement Funds. The Company shall designate Measurement Funds for the valuation of Participant’s Accounts as if such Accounts held actual assets. The Measurement Funds may include but shall not be limited to the following types of funds as determined by the Company:

(a)	money market funds;

(b)	mutual funds;

(c)	equity funds;

(d)	fixed income funds;

(e)	balanced funds;

(f)	any insurance company’s general account; or

(g)	any special account established and maintained by any insurance company.

The Company shall have the sole discretion to determine the number of Measurement Funds to be designated hereunder and the nature of the funds and may change or eliminate the Measurement Funds designated hereunder from time to time.

Participants shall direct the allocation of their Accounts among the Measurement Funds designated by the Company as though such Accounts held actual assets. Any such directions of investment shall be subject to such rules as the Company and Administrator may prescribe, including, but not limited to, rules concerning the manner of providing investment directions and the frequency of changing such investment directions. In the event a Participant does not direct the investment of any portion of Participant’s Accounts, such undirected portion shall be deemed to be invested in the money market fund.

4-4

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 5

GRANDFATHERED PROVISIONS APPLICABLE TO PRE-2005 DEFERRAL ACCOUNTS

5.1Application. This Article 5 shall supersede all other provisions of the Plan as they apply to a Participant’s Pre-2005 Deferral Account balance, including any earnings or losses thereon. It is the intent of the Company that the preservation of the provisions of the Plan as they existed on October 3, 2004 shall exempt all Pre-2005 Deferral Account balances from the application of Section 409A.

5.2Definitions. Notwithstanding any provision of the Plan to the contrary, the following definitions shall apply for purposes of this Article 5:

(a)Change of Control. The words “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:

(i)Any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or with respect to employees of an Affiliated Company, of such employee’s Affiliated Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s or such Affiliated Company’s assets.

4-5

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant if the Participant is part of a purchasing group which consummates the Change of Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change of Control by a majority of the nonemployee continuing Directors).

(b)Termination of Employment. The words “Termination of Employment” shall mean for any Employee the occurrence of any one of the following events:

(i)Employee is discharged by the Company unless Employee is subsequently reemployed and given pay back to date of discharge;

(ii)	Employee voluntarily terminates employment with the Company or

(iii)	Employee Retires from employment with the Company.

5.3Preretirement Distribution Election. A Participant may make a Preretirement Distribution Election applicable to all or a portion of Participant’s Deferral Amount for a Plan Year. A Participant Preretirement Distribution Election shall specify a stated percentage or dollar amount of the Participant’s Deferral Amount for the Plan Year, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Deferral Amount for the Plan Year, that will be distributed on a date that is prior to Normal Retirement Date. The Deferral Election subject to a Preretirement Distribution Election shall be for a definite period and shall be payable in the form elected and on the date specified by the Participant, provided that the following shall be applicable:

(a)The deferral must be until the least the fifth Plan Year following the Plan Year from which the Base Salary or Bonus is deferred; and

(b)The Preretirement Distribution Election will be superseded by the other Plan distribution provisions applicable to death, Retirement, Termination of Employment, the Termination Date or a previous withdrawal of such amounts (to the extent thereof) pursuant to Article 5.3(a) or (b) herein, before the date as of which the amount is payable.

5.4	Forms of Benefit Distribution.

(a)Normal Form. Unless elected to the contrary, the normal form of benefit distributions to a Participant who is eligible therefore pursuant to Article 5.5 herein shall be the lump sum payment form.

5-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(b)Election of Distribution Forms. Subject to certain restrictions described herein, in lieu of receiving retirement benefits in accordance with the normal form set forth in Article 5.4(a) herein, a Participant who is eligible to receive retirement benefits pursuant to Article 5.5 herein may elect, in writing, to receive retirement benefits on the basis of any other form of retirement benefits described in Article 5.4(c) herein. Any election of another form of retirement benefits shall be made by a Participant at the time the deferral election is submitted. Any such election may be revoked and made again any number of times as long as such revocation and new election is made at least thirteen (13) months prior to the Benefit Commencement Date. Such election shall be on a form prescribed for the purpose by the Administrator and signed by the Participant. Such election shall be deemed to be made when it has been received by the Administrator or designated representative.

(c)	Forms. The forms of retirement benefits payable under the Plan are as follows:

Form 1. Installment Form. A Participant who receives Benefit Payments under the installment form shall receive a retirement benefit commencing on the Benefit Commencement Date and in the form of up to 20 equal annual installments. If the Participant dies prior to the completion of said installments, the remaining amount shall be paid in a lump sum payment form to the Beneficiary within sixty (60) days following the date of the Participant’s death.

Form 2. Lump Sum Payment Form. A Participant who receives payment of retirement benefits under the lump sum payment form shall receive a single sum payment on the Benefit Commencement Date in lieu of payments under Form 1. Notwithstanding the foregoing, the lump sum payment form is only available:

(i)	to a Participant in payment of a withdrawal pursuant to Article 5.5(d) herein;

(ii)to a Participant in payment of a distribution pursuant to Article 14.2 herein upon termination of the Plan; or

(iii)to a Participant who experiences a Termination of Employment prior to the Normal Retirement Date.

(d)Terms and Conditions of Forms. The forms of retirement  benefits  described  in Article 5.4(c) herein shall be subject to the following conditions:

(i)except for lump sum payments, Benefit Payments shall be paid annually on the first day of the Plan Year;

(ii)if any Participant dies before his or her Pre-2005 Deferral Account has been paid in full, then any remaining Benefit Payments shall be paid to the Participant’s Beneficiary in a single lump sum form within sixty (60) days following the date of the Participant’s death;

5-3

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(iii)if any Participant is receiving retirement benefits under Form 1 and Participant’s Beneficiary dies after the Benefit Commencement Date, but prior to the death of the Participant, such Participant shall continue to receive the annual retirement benefits payable under such form and shall be entitled to designate a new Beneficiary; or

(iv)for purposes of Benefit Payments under the installment form described in Article 5.4(c) only, payments shall be calculated on the basis of the value of the Participant’s Pre-2005 Deferral Account determined as of the November 1st preceding the last payment date, except that the final payment shall use the current value.

(e)Revocation or Modification of Elected Forms. Any Participant may at any time at least thirteen (13) months before the Benefit Commencement Date:

(i)revoke an election previously made under Article 5.4(b) herein by written notice duly filed with the Administrator or its designated representative in which event the Participant shall be treated the same as though an optional election had not been filed; or

(ii)change election from one to another of the forms described in Article 5.4(c) herein by written notice and designation duly made and filed with the Administrator or its designated representative pursuant to Article 5.4(b) herein.

5.5	Benefit Commencement Events.

(a)Normal or Late Retirement. A Participant who continues in the employ of the Company until the Normal Retirement Date shall receive a distribution of the amounts credited to Participant’s Pre-2005 Deferral Account hereunder, in such form as is provided in Article 5 herein. The Benefit Commencement Date for a Participant who retires from the employ of the Company on or after the Normal Retirement Date shall be the date elected by the Participant, not to exceed the January 1st immediately following the Participant’s 75th birthday.
(b)Termination of Employment Prior to Normal Retirement Date. A Participant who has a Termination of Employment prior to Normal Retirement Date shall receive a distribution of the amounts credited to his or her Pre-2005 Deferral Account hereunder less any Vesting Forfeiture Amounts, in the form of a lump sum payment, as is provided in Article 5.4(c) herein. The Benefit Commencement Date for a Participant who has a Termination of Employment prior to Normal Retirement Date, shall be, as soon as administratively feasible, but not later than sixty (60) days following the date of such Termination of Employment.

(c)Death. A Participant who dies prior to receipt of any unpaid balance hereunder shall have distributed in accordance with Article 5.4 to the Participant’s Beneficiaries the amounts credited to the Participant’s Pre-2005 Deferral Account hereunder.

(d)	Withdrawal Rights.

5-4

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(i)Withdrawal Rights Following Change of Control. Upon a Change of Control, the Company may elect in its sole discretion to distribute in a lump sum payment as described in Article 5.4(c) herein, the amounts credited to the Participant’s Pre-2005 Deferral Account.

(ii)Hardship Withdrawal. In the event that the Administrator, upon application of a Participant, determines in its sole discretion, that the Participant has suffered an “unforeseeable financial emergency” as defined for purposes of Section 457 of the Code, the Company shall first suspend Deferral Amounts for the remainder of the then current Plan Year and then pay to the Participant an amount, not in excess of the sum of the Participant’s Pre-2005 Deferral Account less Vesting Forfeiture Amount necessary to satisfy the emergency. For purposes of this Article 5, an unforeseeable financial emergency is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant if the distribution were not permitted, as may result from illness, casualty loss or sudden financial reversal. Cash needs arising from foreseeable events, such as the purchase of a residence or education expenses for children, shall not be considered the result of an unforeseeable financial emergency. Such distribution shall be made in a lump sum payment as described in Article 5.4(c) herein. To the extent of such withdrawal, the Participant’s Pre-2005 Deferral Account balance shall be canceled.

(e)Election of Earlier Benefit Commencement Date. A Participant shall elect the Benefit Commencement Date including form of the distribution, at the time the Deferral Election is submitted. A Participant may subsequently change such election if the change is submitted at least thirteen (13) months prior to such earlier Benefit Commencement Date. Such election shall be in a form prescribed for this purpose by the Administrator and signed by the Participant. Such election shall be deemed to be made when it shall have been received by the Administrator or designated representative.

(f)Timing of Payments. Payments of Pre-2005 Deferral Accounts under the Plan shall be made as of the time specified elsewhere in the Plan. Notwithstanding the foregoing provision of this Article 5.5 and such other provisions to the contrary, the requirement that a distribution commence on or before a particular date shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date, or the Administrator is unable to locate the Participant or the Beneficiary after making reasonable efforts to do so, provided that, within  sixty (60) days after such amount can be ascertained or the Participant or the Beneficiary is located, a payment is made retroactive to such date. This Article 5.5(f) is not intended to permit a Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided herein.

(g)Benefit Payment Delay in the Event of Allegations. In the event the Company levies allegations of embezzlement, theft or similar allegations against the Participant, Benefit Payments to the Participant shall be delayed until the date a final adjudication is reached. If such allegations are found to be true, the Participant’s Deferral Account shall be forfeited to the extent necessary

5-5

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

to provide restitution. Any forfeiture of the Participant’s Deferral Account shall be offset by any amounts outside the Plan the Participant uses to provide restitution.

5-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 6

PRERETIREMENT DISTRIBUTION; UNFORESEEABLE EMERGENCIES

6.1Preretirement Distribution Election. A Participant may make a Preretirement Distribution Election applicable to all or a portion of the amounts credited to his or her Deferral Account for a given Plan Year. A Participant’s Preretirement Distribution Election shall specify a stated percentage or dollar amount of the amounts to be credited to his or her Deferral Account for the Plan Year, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Deferral Amount, Profit Sharing Contributions and Matching Contribution for the Plan Year, that will be distributed on a date that is prior to the Participant’s Normal Retirement Date. The Deferral Election subject to a Preretirement Distribution Election shall be for a definite period and shall be payable in the form elected, either a single lump sum or up to five (5) annual installments, and on the date specified by the Participant, provided that the following shall be applicable:

(a)the distribution must not occur until at least the fifth (5th) Plan Year following the Plan Year of such Preretirement Distribution Election;

(b)the Preretirement Distribution Election will be superseded by the other Plan distribution provisions applicable to death, Retirement, Termination of Employment, the Plan’s Termination Date or a previous withdrawal of such amounts under the provisions of Articles 6.1 or 6.2, before the date as of which the amount is payable.

6.2Hardship Withdrawals. In the event that the Administrator, upon application of a Participant, determines in its sole discretion, that the Participant has suffered an Unforeseeable Emergency, the Company shall terminate the Participant’s Deferral Election for the remainder of the then current Plan Year and permit the Participant to take a hardship withdrawal. Upon the Administrator’s approval, the Participant shall receive a payout from the Plan not to exceed the lesser of (i) the Participant’s Deferral Account, less Vesting Forfeiture Amount, or (ii) the amount necessary to satisfy the Unforeseeable Emergency plus amounts necessary to pay Federal, state, or local income taxes or penalties reasonably anticipated as a result of the payout. Notwithstanding the foregoing, Participant may not receive a payout from the Plan to the extent that the Unforeseeable Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant’s assets (other than tax-qualified retirement assets), to the extent the liquidation of such assets would not itself cause severe financial hardship, or (C) by cessation of deferrals under this Plan. Such distribution shall be made in a lump sum payment. To the extent of such withdrawal, the Participant’s Deferral Account balances shall be canceled. In addition, a Participant’s Deferral Election under this Plan shall be terminated to the extent the Administrator determines, in its sole discretion, that the termination of such Participant’s Deferral Election is required pursuant to Treasury Regulations Section 1.401(k)-

6-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

1(d)(3) for the Participant to obtain a hardship distribution from the 401(k) Plan. If the Administrator determines, in its sole discretion, that a termination of the Participant’s deferral is required in accordance with the preceding sentence, the Participant’s deferrals shall be terminated as soon as administratively practicable following the date on which such determination is made. Notwithstanding the foregoing, for hardship withdrawals from a Participant’s Deferral Account, the Administrator shall interpret all provisions relating to termination and/or payout hereunder in a manner that is consistent with Section 409A.

6-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 7

BENEFITS DISTRIBUTIONS

7.1	Benefit Commencement Date. A Participant’s Benefit Commencement Date shall be the earliest of the following dates:

(a)The post-Retirement Date selected by the Participant as provided in Article 8.1; provided, however, such date shall not exceed the  January 1st  immediately following the  Participant’s 75th birthday;
(b)The Participant’s Termination of Employment prior to Retirement as provided  in  Article 8.2;

(c)The date(s) selected by the Participant prior to his or her Retirement as provided in Article 6.1;

(d)	The date of a Change of Control as provided in Article 8.4; or

(e)	The date the Participant dies.

In the event that a Participant has not made an election as to his Benefit Commencement Date, the default Benefit Commencement Date shall be his or her Termination of Employment.

7.2Time of Distribution. Distributions pursuant to this Plan shall be paid in accordance with Articles 6 and 8, provided that:

(a)Any distribution to be made in a lump sum shall be paid no later than sixty (60) days after the Participant’s Benefit Commencement Date.

(b)Any distribution to be made pursuant to the Installment Method shall commence no later than sixty (60) days after the Participant’s Benefit Commencement Date and thereafter shall be made no later than sixty (60) days after the last business day of the preceding year.

(c)If the Participant is a Key Employee and his or her Benefit Commencement Date is determined pursuant to Article 7.1(b), then distribution of such Participant’s Accounts shall not be made or commence prior to the date six (6) months after such Benefit Commencement Date.

7.3Change to Elections for Time and Form of Payment. A Participant may delay his or her Benefit Commencement Date and if benefits are payable pursuant to Article 8.1(b) change the form of payment of the Participant’s Deferral Account by submitting a new election form to the Administrator in accordance with the following criteria:

7-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

(a)With respect to payments described in Article 6.1, the new election may not be made less than twelve (12) months prior to the first scheduled payment under the Participant’s originally scheduled Benefit Commencement Date.

(b)The election to modify the time or form of distribution shall have no effect until at least twelve (12) months after the date on which the new election is made.

(c)With respect to payments, other than as described in Article 6.2, the first payment pursuant to the modified election shall be delayed for a period of not less than five (5) years from the Participant’s originally scheduled Benefit Commencement Date.

(d)Notwithstanding the foregoing, the Administrator shall interpret all provisions relating to changing an election under this Article 7.3 in a manner that is consistent with Section 409A. Accordingly, if a Participant’s subsequent distribution election would result in the shortening of the length of the Benefit Payment period, and the Administrator determines such an election to be inconsistent with Section 409A, the election shall not be effective.

(e)The election most recently accepted by the Administrator, which has become effective, shall govern the payout of any benefit.

7.4Consent Not Required. No consent shall be required of the Company in order to elect another form of retirement benefits or to revoke such an election.

7.5Correction of Amounts Payable. Anything contained in this Article 7 to the contrary notwithstanding, if, after the Retirement or other Termination of Employment of a Participant, the amount of retirement benefit which would have been payable under the Plan is subject to any deduction, change, offset or correction, then the amount payable to such Participant and the Participant’s Beneficiary shall be adjusted to reflect any such deduction, change, offset or correction.

7.6Timing of Payments. Payments of a Participant’s Deferral Account balance under the Plan shall be made as of the time specified elsewhere in the Plan. Notwithstanding the foregoing provision of this Article 7 and such other provisions to the contrary, the requirement that a distribution commence on or before a particular date shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date, or the Administrator is unable to locate the Participant or the Beneficiary after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant or the Beneficiary is located, a payment is made retroactive to such date. This Article 7 is not intended to permit a Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided herein. Notwithstanding the foregoing, payments delayed pursuant to this Article 7 shall be made no later than the end of the calendar year in which the payment became due in order to comply with Section 409A.

7-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

7.7Transition Rule. Notwithstanding any provision of the Plan to the contrary, in a manner that is consistent with Section 409A, the Administrator may solicit new election forms from Participants in order for the Participants to change the method or timing of distributions of all amounts subject to Section 409A under the Plan, provided such elections are solicited and properly made prior to December 31, 2008. In the event the Administrator elects to solicit new election forms under this Section, the failure by the Participant to submit a complete, timely and proper election form will result in the application of the most recently submitted complete, timely and proper election form.

7-3

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 8

BENEFIT DISTRIBUTION EVENTS

8.1	Retirement Benefits.

(a)Retirement Benefit. A Participant who continues in the employ of the Company until his or her Normal Retirement Date shall receive a distribution of the amounts credited to Participant’s Deferral Account hereunder, calculated as of the close of business on or around the Participant’s Benefit Commencement Date; provided, however, if the Participant elected to receive annual installments (as described in (b) below), the annual payment amounts shall be determined as of the November 1st preceding the last payment date, except that the final payment shall use the current value.

(b)Payment of Retirement Benefit. A Participant shall receive his or her Retirement Benefit Payment in a lump sum, unless such Participant elected, in connection with his or her commencement of participation in the Plan, to receive a Retirement Benefit Payment in the form of up to twenty (20) equal annual installments.

8.2	Termination of Employment.

(a)Termination Benefit. A Participant, who either (i) has a Termination of Employment prior to his or her Normal Retirement Date or (ii) did not complete an election form selecting a post-Retirement Benefit Commencement Date, shall receive a distribution of the amounts credited to his or her Deferral Account hereunder less any Vesting Forfeiture Amounts, as soon as administratively feasible but not later than sixty (60) days following the date of such Termination of Employment.

(b)Payment of Termination Benefit. A Participant shall receive his or her Termination Benefit Payment in a lump sum.

8.3	Death.

(a)Death Benefit. If a Participant dies prior to his or her Benefit Commencement Date or prior to receiving the entire balance in his or her Deferral Account, the Participant’s Beneficiaries shall receive a death Benefit Payment which shall be equal to the Participant’s Deferral Account balance, calculated as of the close of business on the first business day following the date of the Participant’s death.

(b)Payment of Death Benefit. The death Benefit Payment shall be paid to the Participant’s Beneficiaries in a single lump sum within sixty (60) days following the date of the Participant’s death.

8-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

8.4	Change of Control.

(a)Change of Control Benefit. Notwithstanding Article 8.1 through 8.3, a Participant will receive a Benefit Payment upon a Change of Control at the time the Change of Control occurs. A Participant’s Change of Control Benefit Payment shall be equal to his or her entire Deferral Account balance, calculated as of the close of business on the day the Change of Control is deemed to have occurred, as determined by the Administrator in its sole discretion.

(b)Payment of Change of Control Benefit. Any Change of Control Benefit Payment shall be paid in a single lump sum.

8.5Benefit Payment Delay in the Event of Allegations. In the event the Company levies allegations of embezzlement, theft or similar allegations against the Participant, Benefit Payments to the Participant shall be delayed until the date a final adjudication is reached to the extent permitted under Section 409A. If such allegations are found to be true, the Participant’s Deferral Account shall be forfeited to the extent necessary to provide restitution. Any forfeiture of the Participant’s Deferral Account shall be offset by any amounts outside the Plan the Participant uses to provide restitution.

8-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 9 BENEFICIARIES

9.1	Automatic Beneficiary. Unless a Participant or former Participant has designated a

Beneficiary in accordance with the provisions of Article 9.2 herein, the Participant’s Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant or former Participant:

(a)spouse at the time of Participant’s death;

(b)	issue, per stirpes;

(c)parents; or

(d)	executor or administrator of Participant’s estate.

9.2Designated Beneficiary or Beneficiaries. A Participant or former Participant may sign a document designating a Beneficiary or Beneficiaries to receive any benefit payable under  Article 8.3. In the event a Participant or former Participant dies at a time when a designation is on file which does not dispose of the total benefit distributable under Article 8.3, then the portion of such benefit distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant’s or former Participant’s designation, shall be distributed to a Beneficiary determined under Article 8.3. Any ambiguity in a Participant’s or former Participant’s Beneficiary designation shall be resolved by the Administrator.

9.3Death of Beneficiary. If a Participant is receiving his or her Retirement Benefit in the form of annual installments and his or her Beneficiary dies prior to the complete distribution of the Participant’s Deferral Account and prior to the Participant, such Participant shall continue to receive the annual Retirement Benefit payments and shall be entitled to designate a new Beneficiary.

9-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 10

RIGHTS OF PARTICIPANTS AND BENEFICIARIES

10.1Creditor Status of Participant and Beneficiary. The Plan constitutes the unfunded, unsecured promise of the Company or applicable Affiliated Company to make Plan benefit payments to an applicable Participant and Beneficiary in the future and shall be a liability solely against the general assets of the Company or such applicable Affiliated Company that granted the applicable Participant’s right to payment under this Plan. Neither the Company or any Affiliated Company shall or shall be required to segregate, set aside or escrow any amounts for the benefit of any Participant or Beneficiary. Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Company or applicable Affiliated Company that granted the right to such applicable Participant’s or Beneficiary’s right to benefit payment under this Plan, and may look only to the Company or such Affiliated Company, as is applicable, and its general assets for payment of benefits under the Plan.

10.2Rights with Respect to a Trust. Any trust and any assets held thereby to assist the Company or affiliated Company, as applicable, in meeting their obligations under the Plan, shall in no way be deemed to controvert the provisions of Article 10.1 herein.

10.3Investments. In its sole discretion, the Company or Affiliated Company, as applicable, may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Company or Affiliated Company, as applicable, to meet their anticipated liabilities under the Plan. Such policies, annuities or other investments shall at all times be and remain unrestricted general property and assets of the Company or Affiliated Company, as applicable, or property of a trust. Participants and Beneficiaries shall have no rights, other than as general creditors, with respect to such policies, annuities or other acquired assets.

10-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 11 TRUST

11.1	Establishment of Trust. Notwithstanding any other provision or interpretation of the Plan,

the Company or an Affiliated Company, as applicable, may establish a trust in which to hold cash, insurance policies or other assets to be used to make, or reimburse the Company or an Affiliated Company, as applicable, for payments to the Participants or Beneficiaries of all or part of the benefits under the Plan. Any trust assets shall at all times remain subject to the claims of general creditors of the Company or an Affiliated Company, as applicable, in the event of their insolvency as more fully described in the trust.

11.2Obligations of the Company. Notwithstanding the fact that a trust may be established under Article 11.1 herein, each Participating Employer shall remain liable for paying benefits under the Plan to the applicable Participants and Beneficiaries to whom such applicable Participating Employer granted the right to payment of such benefits. However, any payment of Plan benefits to a Participant or a Beneficiary made by such a trust shall satisfy the applicable Participating Employer’s obligation to make such payment to such applicable person.

11.3Trust Terms. A trust established under Article 11.1 herein may be revocable by the Company or an Affiliated Company, as applicable; provided, however, that such a trust may become irrevocable in accordance with its terms in the event of a Change of Control. Such a trust may contain such other terms and conditions as the company or an Affiliated Company, as applicable, may determine to be necessary or desirable. The Company or an Affiliated Company, as applicable, may terminate or amend a trust established under Article 10.1 herein at any time, and in any manner it deems necessary or desirable, subject to the preceding sentence and the terms of any agreement under which any such trust is established or maintained.

11-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 12 CLAIMS PROCEDURE

12.1	Claim for Benefits. Any claim for benefits under the Plan shall be made in writing to the

Administrator in such a manner as the Administrator shall reasonably prescribe. The Administrator shall process each such claim and determine  entitlement  to  benefits  within  thirty (30) days following the receipt of a completed application for benefits unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial thirty (30) day period. In no event shall such extension exceed a period of thirty (30) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision.

If such a claim is wholly or partially denied by the Administrator, the Administrator shall notify the claimant of the denial of the claim in writing, delivered in person or mailed by first class mail to the claimant’s last known address. Such notice of denial shall contain:

(a)the specific reason or reasons for denial of the claim;

(b)	a reference to the relevant Plan provisions upon which the denial is based;

(c)a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

(d)	an explanation of the Plan’s claim review procedure.

If no such notice is provided, and if the claim has not been granted within the time specified above for approval of the claim, the claim shall be deemed denied and subject to review as described below. The interpretations, determinations and decisions of the Administrator shall be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article 12.

12.2Request for Review of a Denial of a Claim for Benefits. Any claimant or authorized representative of the claimant whose claim for benefits under the Plan has been denied or deemed denied, in whole or in part, by the Administrator may upon written notice delivered to the Appeals Committee request a review by the Appeals Committee of such denial of Participant’s claim for benefits. Such claimant shall have sixty (60) days from the date the claim is deemed denied, or sixty (60) days from receipt of the notice denying the claim, as the case may be, in which to request such a review. The claimant’s notice must specify the relief requested and the reason such claimant believes the denial should be reversed.

12-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

12.3Appeals Procedure. The Appeals Committee is hereby authorized to review the facts and relevant documents, including the Plan document, to interpret the Plan and other relevant documents and to render a decision on the appeal of the claimant. Such review may be made by written briefs submitted by the claimant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee. Upon receipt of a request for review, the Appeals Committee shall schedule a hearing to be held (subject to reasonable scheduling conflicts) not less than thirty (30) nor more than forty-five (45) days from the receipt of such request. The date and time of such hearing shall be designated by the  Appeals  Committee  upon  not  less  than  fifteen (15) days notice to the claimant and the Administrator unless both accept shorter notice. The notice shall specify that such claimant must indicate, in writing, at least five (5) days in advance of the time established for such hearing, claimant’s intention to appear at the appointed time and place, or the hearing will automatically be canceled. The reply shall specify any other persons who will accompany claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the claimant and the Administrator. The hearing will be scheduled at the Company’s headquarters unless the Appeals Committee determines that another location would be more appropriate. The claimant, or the claimant’s duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing prior to or during the hearing.

12.4Decision upon Review of Denial of Claim for Benefits. After the review has been completed, the Appeals Committee shall render a decision, in writing, a copy of which shall be sent to both the claimant and the Administrator. In making its decision, the Appeals Committee shall have full power, authority, and discretion to determine any and all questions of fact, resolve all questions of interpretation of this instrument or related documents which may arise under any of the provisions of the Plan or such documents as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of the Plan. The Appeals Committee shall render a decision on the claim review promptly, but not more than sixty (60) days after the receipt of the claimant’s request for review, unless a hearing is held, in which case the sixty (60) day period shall be extended to thirty (30) days after the date of the hearing. Such decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent provisions of the Plan and related documents upon which the decision is based. The decision on review shall be furnished to the claimant within the appropriate time described above. If the decision on review is not furnished within such time, the claim shall be deemed denied on review at the end of such period. There shall be no further appeal from a decision rendered by the Appeals Committee. The decision of the Appeals Committee shall be final and binding in all respects on the Administrator, the Company and the claimant. Except as otherwise provided by law, the review procedures of this Article 12 shall be the claimant’s sole

12-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

and exclusive remedy and shall be in lieu of all actions at law, in equity, pursuant to arbitration or otherwise.

12.5Establishment of Appeals Committee. The Board shall appoint the members of an Appeals Committee which shall consist of three (3) or more members. The members of the Appeals Committee shall remain in office at the will of the Board, and the Board, from time to time, may remove any of said members of the Appeals Committee with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Board, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant shall not disqualify the Participant from acting as a member of the Appeals Committee, nor shall any member of the Appeals Committee be disqualified from acting on any question because of Participant’s interest therein, except that no member of the Appeals Committee may act on any claim which such member has brought as a Participant, former Participant or Beneficiary under the Plan. In the case of death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor-member shall be appointed by the Board. At the Administrator’s request, the Secretary of the Company shall notify the Administrator in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee shall be addressed to its Secretary at the address of the Company. Unless the Board shall appoint others as the Appeals Committee, the three (3) Board members with the longest period of active service on the Board shall constitute such Appeals Committee.

12.6Operations of Appeals Committee. On all matters and questions, a decision of a majority of the members of the Appeals Committee shall govern and control. Meetings may be held in person or by electronic means. In lieu of a meeting, decisions may be made by unanimous written consent. The Appeals Committee shall appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members shall be determined by the Appeals Committee, and either or both the Secretary and Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary shall do all things directed by the Appeals Committee. Although the Appeals Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Appeals Committee.

12-3

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

12.7Special Provisions Relating to Change of Control. In the event of a Change of Control, notwithstanding the contrary provisions of this Article, for the two (2) year period following such Change of Control, the three (3) Participants having the greatest amounts accrued under the Plan shall assume the responsibilities of the Appeals Committee set forth in this Article. If one or more of them shall not be able to serve or to continue to serve, the individual or individuals, as applicable, having the next largest amounts accrued under the Plan will serve in such Participants’ place. If at any time during such two (2) year period fewer than three (3) Participants have amounts accrued under the Plan, such Participant or Participants shall perform the duties of the Appeals Committee. If only one (1) Participant has amounts accrued under the Plan, the Appeals Committee shall not consist of such Participant but of an individual as the Participant and the Company shall agree. If Participant and the Company fail to agree on a single individual, the Appeals Committee shall consist of three (3) Participants, one appointed by the Company, one appointed by the Participant claiming benefits hereunder, and a third selected by the other two (2).

12-4

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 13 ADMINISTRATION

13.1Appointment of Administrator. The Board shall appoint the Administrator which shall be any person(s), corporation or partnership (including the Company itself) as the Board shall deem desirable in its sole discretion. The Administrator may be removed or resign upon thirty

(30) days written notice or such lesser period of notice as is mutually agreeable. Unless the Board appoints another Administrator, the Compensation Committee shall be the Administrator.

13.2Powers and Duties of the Administrator. Except as expressly otherwise set forth herein, the Administrator shall have the authority and responsibility granted or imposed on an “administrator” by ERISA. The Administrator shall determine any and all questions of fact, resolve all questions of interpretation of the Plan which may arise under any of the provisions of the Plan as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made. The Administrator shall have full power and discretion to interpret the Plan and related documents, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the rights and benefits, if any, of any Participant or other applicant, in accordance with the provisions of the Plan. Subject to the provisions of any claims procedure hereunder, the Administrator’s decision with respect to any matter shall be final and binding on all parties concerned, and neither the Administrator nor any of its directors, officers, employees or delegates nor, where applicable, the directors, officers or employees of any delegate, shall be liable in that regard except for gross abuse of the discretion given it and them under the terms of the Plan. All determinations of the Administrator shall be made in a uniform, consistent and nondiscriminatory manner with respect to all Participants and Beneficiaries in similar circumstances. The Administrator, from time to time, may designate one or more persons or agents to carry out any or all of its duties hereunder.

13.3Engagement of Advisors. The Administrator may employ actuaries, attorneys, accountants, brokers, employee benefit consultants, and other specialists to render advice concerning any responsibility the Administrator, Appeals Committee or Compensation Committee has under the Plan. Such persons may also be advisors to the Company.

13.4Payment of Costs and Expenses. The costs and expenses incurred in the administration of the Plan shall be paid in either of the following manners as determined by the Company in its sole discretion:

(a)	the expenses may be paid directly by the Company; or

(b)the expenses may be paid out of the trust, if any (subject to any restriction contained in such trust or required by law).

13-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Such costs and expenses include those incident to the performance of the responsibilities of the Administrator, Appeals Committee or Compensation Committee, including but not limited to, claims, administration fees and costs, fees of accountants, legal counsel and other specialists, bonding expenses, and other costs of administering the Plan. Notwithstanding the foregoing, in no event will any person serving in the capacity of Administrator, Appeals Committee member or Compensation Committee member who is a full-time employee of the Company be entitled to any compensation for such services.

13-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 14 AMENDMENT AND TERMINATION

14.1	Power to Amend or Terminate. Except as otherwise provided herein following a Change of Control, the Plan may be amended by the Company at any time, and may be terminated by the Company at any time, but no such amendment, modification or termination shall reduce the amounts credited to the Deferral Account of any Participant, determined as of the date of such amendment, modification or termination. Such amendment or termination shall be in writing, executed by two or more Directors of the Company whose actions are authorized or ratified by the Board. The Plan may not be amended (but may be terminated) during the two (2) year period following a Change of Control except that amendments may be made as required by law. Notwithstanding the foregoing, no amendment or modification shall be made unless such amendment or modification complies with Section 409A, and, in the event that the Company determines that any provision of the Plan may violate or otherwise not comply with Section 409A, the Company may, without the consent of the Participant, (a) adopt such amendments to the plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Company determines necessary or appropriate to preserve the intended treatment of the Plan or the benefits provided by the Plan, and/or (b) take such other actions as the Company determines necessary or appropriate to comply with the requirements of Section 409A.

14.2Effects of Plan Termination. If the Plan is terminated, then, on and after the Termination Date, all deferrals and allocations hereunder shall cease.

(a)If (i) the Plan is terminated within the period 30 days prior to and 12 months following a Change of Control, and (ii) all agreements, methods, programs and other arrangements sponsored by the Company which are to be treated as a single plan under Treasury Regulations Section 1.409A-1(c)(2) are terminated and liquidated with respect to each Participant, then the amounts credited to the Accounts of each Participant as of the Termination Date shall be distributed to such Participant in a lump sum as soon as reasonably feasible but no later than ninety (90) days after the Termination Date.

(b)If (i) the Plan is terminated and liquidated outside the period described in subsection (a), and (ii) all agreements, methods, programs and other arrangements sponsored by the Company which are to be treated as a single plan under Treasury Regulations Section 1.409A-1(c)(2) are terminated and liquidated with respect to each Participant, then the amounts credited to the Accounts of each Participant as of the Termination Date shall be distributed to such Participant in a lump sum no earlier than the date that is 12 months after the Termination Date and no later than the date that is 24 months after the Termination Date. The receipt and continued retention by the Participant of payments under this section is conditioned on the requirement that the Company does not adopt a new plan that would be aggregated with any terminated and liquidated plan of the

14-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

Company under Treasury Regulations Section 1.409A-1(c) for three years after the Termination Date. Notwithstanding anything to the contrary in this subsection, no distribution of any amounts may be made in connection with the termination of the Plan if the termination and liquidation of the Plan occurs proximate to a downturn in the financial health of the Company.

14.3No Liability for Plan Amendment or Termination. Neither the Company, any officer, Employee nor Director thereof shall have any liability as a result of the amendment or termination of the Plan. Without limiting the generality of the foregoing, the Company shall have no liability for terminating the Plan notwithstanding the fact that a Participant may have expected to make future deferrals and have future allocations made on Participant’s behalf hereunder had the Plan remained in effect.

14-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

ARTICLE 15 MISCELLANEOUS

15.1	Non-Alienation. No benefits or amounts credited to any Account under the Plan shall be subject in any manner to be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached, garnished or charged in any manner (either at law or in equity), and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, garnish or charge the same shall be void; nor shall any such benefits or amounts in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits or amounts as are herein provided to Participant.

15.2Tax Withholding. The Company may withhold from a Participant’s compensation or any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder, provided that any tax withholding under this Section must occur in accordance with 409A.

15.3Incapacity. If the Administrator determines that any Participant or other person entitled to payments under the Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Administrator may order the payments becoming due to such person to be made to another person for Participant’s benefit, without responsibility on the part of the Administrator to follow the application of amounts so paid. Payments made pursuant to this Article shall completely discharge the Administrator, the Company and the Appeals Committee with respect to such payments.

15.4Administrative Forms. All applications, elections and designations in connection with the Plan made by a Participant or other person shall become effective only when duly executed on forms or via the Plan’s Participant Access System as provided by the Administrator and filed with the Administrator.

15.5Independence of Plan. Except as otherwise expressly provided herein, the Plan shall be independent of, and in addition to, any other benefit agreement or plan of the Company or any rights that may exist from time to time thereunder.

15.6No Employment Rights Created. The Plan shall not be deemed to constitute a contract conferring upon any Participant the right to remain employed by the Company or an Affiliated Company, as applicable, for any period of time.

15.7Responsibility for Legal Effect. Neither the Company, the Administrator, the Compensation Committee, Appeals Committee, nor any officer, member, delegate or agent of any

14-1

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan. Without limiting the generality of the foregoing, the Company shall not have any liability for the tax liability which a Participant may incur resulting from participation in the Plan or the payment of benefits hereunder.

15.8Limitation of Duties. The Company, the Compensation Committee, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents shall have no duty or responsibility under the Plan other than the duties and responsibilities expressly assigned to them herein or delegated to them pursuant hereto. None of them shall have any duty or responsibility with respect to the duties or responsibilities assigned or delegated to another of them.

15.9Limitation of Sponsor Liability. Any right or authority exercisable by the Company, pursuant to any provision of the Plan, shall be exercised in the Company’s capacity as sponsor of the Plan, or on behalf of the Company in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither the Company, nor any of its respective officers, members, employees, agents and delegates, shall have any liability to any party for its exercise of any such right or authority.

15.10Successors. The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Affiliated Companies, as applicable, and their successors, the Participants, their Beneficiaries and the personal representatives of the Participants and their Beneficiaries.

15.11Controlling Law. The Plan shall be construed in accordance with the laws of the State of Illinois to the extent not preempted by laws of the United States.

15.12Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Old Second Bancorp, Inc. 37 South River Street Aurora, Illinois 60506

Attn:Administrator, Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan for Executives

15.13Headings and Titles. The Article headings and titles of Articles used in the Plan are for convenience of reference only and shall not be considered in construing the Plan.

15.14General Rules of Construction. The masculine gender shall include the feminine and neuter, and vice versa, as the context shall require. The singular number shall include the plural,

14-2

Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan

and vice versa, as the context shall require. The present tense of a verb shall include the past and future tenses, and vice versa, as the context may require.

15.15Severability. In the event that any provision or term of the Plan, or any agreement or instrument required by the Administrator hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of the Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision or term had never been a part of the Plan, or such agreement or instrument except as to the extent the Administrator determines such result would have been contrary to the intent of the Company in establishing and maintaining the Plan.

15.16Indemnification. The Company shall indemnify, defend, and hold harmless any Employee, officer or Director of the Company for all acts taken or omitted in carrying out the responsibilities of the Company, Compensation Committee, Administrator or Appeals Committee under the terms of the Plan or other responsibilities imposed upon such individual by law. This indemnification for all such acts taken or omitted is intentionally broad, but shall not provide indemnification for any civil penalty that may be imposed by law, nor shall it provide indemnification for embezzlement or diversion of Plan funds for the benefit of any such individual. The Company shall indemnify any such individual for expenses of defending an action by a Participant, Beneficiary, service provider, government entity or other person, including all legal fees and other costs of such defense. The Company shall also reimburse any such individual for any monetary recovery in a successful action against such individual in any federal or state court or arbitration. In addition, if a claim is settled out of court with the concurrence of the Company, the Company shall indemnify any such individual for any monetary liability under any such settlement, and the expenses thereof. Such indemnification will not be provided to any person who is not a present or former Employee, officer or Director of the Company nor shall it be provided for any claim by a Participating Company against any such individual.

IN WITNESS WHEREOF, Old Second Bancorp, Inc., by its appropriate officers duly authorized, has caused the Plan to be executed and adopted as of the 1st day of September, 2008.

Old Second Bancorp, Inc.
By:	/s/ William B. Skoglund	Date: _September 1, 2008
William B. Skoglund
Chairman of the Board, Director

14-3

Exhibit B

OLD SECOND BANCORP, INC. AMENDED AND RESTATED

VOLUNTARY DEFERRED COMPENSATION PLAN FOR DIRECTORS

PLAN DOCUMENT

September 1, 2008

TABLE OF CONTENTS

ARTICLE 1	NAME AND PURPOSE	1
1.1	Name	1
1.2	Purpose	1
1.3	Plan for a Select Group	1
1.4	Not a Funded Plan	1
ARTICLE 2	DEFINITIONS	1
2.1	Account	1
2.2	Administrator	1
2.3	Affiliated Company	1
2.4	Appeals Committee	1
2.5	Beneficiary	1
2.6	Benefit Commencement Date	1
2.7	Benefit Payment	1
2.8	Board	1
2.9	Change of Control	2
2.10	Code	3
2.11	Company	3
2.12	Compensation	3
2.13	Compensation Committee	4
2.14	Deferral Account	4
2.15	Deferral Amount	4
2.16	Deferral Election	4
2.17	Director	4
2.18	Effective Date	4
2.19	ERISA	4
2.20	Measurement Funds	5
2.21	Normal Retirement Date	5
2.22	Participant	5
2.23	Participant Access System	5
2.24	Plan	5
2.25	Plan Year	5
2.26	Pre-2005 Deferral Account	5
2.27	Preexisting Balance	5
2.28	Preretirement Distribution Election	6
2.29	Retire or Retirement	6
2.30	Section 409A	6
2.31	Termination Date	6
2.32	Termination of Tenure	6
2.33	Unforeseeable Emergency	6
ARTICLE 3	ELIGIBILITY AND PARTICIPATION	1
3.1	Eligibility	1
3.2	Participation	1
ARTICLE 4	CONTRIBUTIONS	1

i

4.1	Deferral Elections	1
4.2	Establishment of Deferral Accounts	2
4.3	Crediting of Deferral Amounts	3
4.4	Adjustment of Accounts	3
4.5	Measurement Funds	3
ARTICLE 5	GRANDFATHERED PROVISIONS APPLICABLE TO PRE-2005 DEFERRAL ACCOUNTS	1
5.1	Application	1
5.2	Definitions	1
5.3	Preretirement Distribution Election	2
5.4	Forms of Benefit Distribution.	3
5.5	Benefit Commencement Events.	5
ARTICLE 6	PRERETIREMENT DISTRIBUTION; UNFORESEEABLE EMERGENCIES	1
6.1	Preretirement Distribution Election	1
6.2	Hardship Withdrawals	1
ARTICLE 7	BENEFITS DISTRIBUTIONS	1
7.1	Benefit Commencement Date	1
7.2	Time of Distribution	1
7.3	Change to Elections for Time and Form of Payment	2
7.4	Consent Not Required	2
7.5	Correction of Amounts Payable	3
7.6	Timing of Payments	3
7.7	Transition Rule	3
ARTICLE 8	BENEFIT DISTRIBUTION EVENTS	1
8.1	Retirement Benefits.	1
8.2	Termination of Tenure.	1
8.3	Death.	1
8.4	Change of Control.	2
8.5	Benefit Payment Delay in the Event of Allegations	2
ARTICLE 9	BENEFICIARIES	1
9.1	Automatic Beneficiary	1
9.2	Designated Beneficiary or Beneficiaries	1
9.3	Death of Beneficiary	1
ARTICLE 10	RIGHTS OF PARTICIPANTS AND BENEFICIARIES	1
10.1	Creditor Status of Participant and Beneficiary	1
10.2	Rights with Respect to a Trust	1
10.3	Investments	1
ARTICLE 11	TRUST	1
11.1	Establishment of Trust	1
11.2	Obligations of the Company	1
11.3	Trust Terms	1

ii

ARTICLE 12	CLAIMS PROCEDURE	1
12.1	Claim for Benefits	1
12.3	Appeals Procedure	2
12.4	Decision upon Review of Denial of Claim for Benefits	3
12.5	Establishment of Appeals Committee	4
12.6	Operations of Appeals Committee	5
12.7	Special Provisions Relating to Change of Control	6
ARTICLE 13	ADMINISTRATION	1
13.1	Appointment of Administrator	1
13.2	Powers and Duties of the Administrator	1
13.3	Engagement of Advisors	2
13.4	Payment of Costs and Expenses	2
ARTICLE 14	AMENDMENT AND TERMINATION	1
14.1	Power to Amend or Terminate	1
14.2	Effects of Plan Termination	1
14.3	No Liability for Plan Amendment or Termination	2
ARTICLE 15	MISCELLANEOUS	1
15.1	Non-Alienation	1
15.2	Tax Withholding	1
15.3	Incapacity	1
15.4	Administrative Forms	2
15.5	Independence of Plan	2
15.6	Responsibility for Legal Effect	2
15.7	Limitation of Duties	2
15.8	Limitation of Sponsor Liability	2
15.9	Successors	3
15.10	Controlling Law	3
15.11	Notice	3
15.12	Headings and Titles	3
15.13	General Rules of Construction	3
15.14	Severability	3
15.15	Indemnification	4

iii

OLD SECOND BANCORP, INC. AMENDED AND RESTATED

VOLUNTARY DEFERRED COMPENSATION PLAN FOR DIRECTORS

The Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Directors (hereinafter referred to as “the Plan”) is hereby further amended and restated by Old Second Bancorp, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware and its subsidiaries (hereinafter referred to as “Company”);

W I T N E S S E T H:

WHEREAS, the Company now desires to amend and restate the Plan to make the following desired changes to the Plan:

(i)to memorialize the grandfathering of the amounts deferred and credited to the Plan on and before December 31, 2004 such that these amounts (plus any earnings thereon) will not be subject to the provisions of Section 409A; and

(ii)to bring the Plan into compliance with the final regulations issued under Section 409A for all amounts credited to Participants under the Plan on or after January 1, 2005.

WHEREAS, the Company previously adopted the Plan in order to permit members of the Company’s and Affiliated Company’s Boards of Directors (hereinafter referred to as “Participant(s)”) to make deferrals of their directors’ fees;

WHEREAS, the Company previously amended and restated the Plan on February 1, 2006, to comply with the preliminary regulations issued under Section 409A; and

NOW, THEREFORE, the Company hereby adopts the amended and restated Plan, effective September 1, 2008, as follows:

ARTICLE 1

NAME AND PURPOSE

1.1Name. The name of the Plan shall be the OLD SECOND BANCORP, INC., AMENDED AND RESTATED VOLUNTARY DEFERRED COMPENSATION PLAN FOR DIRECTORS.
1.2Purpose. The Plan is hereby established to provide unfunded deferred compensation to directors of the Company and the Affiliated Companies under certain conditions specified herein.
1.3Plan for a Select Group. The Plan shall only cover directors of the Company and Affiliated Companies.
1.4Not a Funded Plan. It is the intention and purpose of the Company and the Affiliated Companies that the Plan shall be deemed to be “unfunded” for tax purposes and deemed a plan as would properly be described as “unfunded” for purposes of Title I of ERISA. The Plan shall be administered in such a manner, notwithstanding any contrary provision of the Plan, in order that it will be so deemed and would be so described.

1-1

ARTICLE 2

DEFINITIONS

Unless the context otherwise indicates, the following words used herein shall have the following meanings wherever used in this instrument:

2.1Account. The word “Account” shall refer to a Participant’s Pre-2005 Deferral Account and Deferral Account, collectively.
2.2Administrator. The word “Administrator” shall mean the person or persons, corporation or partnership designated as Administrator under Article 13 herein.
2.3Affiliated Company. The words “Affiliated Company” shall mean any corporation or business organization that, directly or indirectly, through one or more intermediaries’ controls, is controlled by, or is under common control of the Company, and particularly shall mean any corporation of which eighty percent (80%) of the voting stock is directly or indirectly owned by the Company.
2.4Appeals Committee. The words “Appeals Committee” shall mean the Appeals Committee established pursuant to Article 12 herein.
2.5Beneficiary. The word “Beneficiary” shall mean any person who receives, or is designated to receive, payment of any benefit under the terms of the Plan because of the participation of a Participant in the Plan.
2.6Benefit Commencement Date. The words “Benefit Commencement Date” shall mean the first date as of which benefits are to be paid pursuant to the terms of the Plan.
2.7Benefit Payment. The words “Benefit Payment” shall mean the benefit as set forth in Articles 5 through 8, as applicable.
2.8Board. The word “Board” shall mean the Board of Directors of Old Second Bancorp, Inc. or any of its Affiliated Companies, as applicable.
2.9Change of Control. The words “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:
(a)Any one person or group (as determined under Treasury Regulation §1.409A-3(g)(5)(v)(B)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, or
(b)Notwithstanding that the Company has not undergone a Change of Control as described in 2.9(a), a Change of Control of the Company occurs only on the date that either:
(i)	Any one person, or more than one person acting as a group (as determined under Treasury Regulation

§1.409A-3(g)(5)(v)(B)), acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; or

(ii)A majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election; or
(c)Any one person or group (as determined under Treasury Regulation §1.409A-3(g)(5)(v)(B)), acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of all the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant if the Participant is part of a purchasing group which consummates the Change of Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is

2-1

otherwise not significant, as determined prior to the Change of Control by a majority of the non-employee continuing Directors).

2.10Code. The word “Code” shall mean the Internal Revenue Code of 1986 and any regulations or other pronouncements promulgated thereunder. Whenever a reference is made herein to a specific Code section, such reference shall be deemed to include any successor Code section having the same or a similar purpose.
2.11Company. The word “Company” shall mean Old Second Bancorp, Inc., its subsidiaries and any successor corporation or business organization which shall assume the duties and obligations of Old Second Bancorp, Inc., under the Plan.
2.12Compensation. The word “Compensation” shall mean all remuneration which is paid to a Director in cash for the performance of services for the Company as a Director that Plan Year, and which must be reported as income on the Director’s Form 1099 for income tax purposes, adjusted as follows:
(a)	Increased by any deferred compensation amounts; and
(b)	Reduced by all of the following amounts even if they are taxable to the Director:
(i)	Expense reimbursements, expense allowances or moving expenses; and
(ii)	Cash and non-cash fringe benefits and welfare benefits.

Finally, the Director’s Compensation with respect to a Plan Year (as defined hereinafter) shall be that Compensation which is earned for such Plan Year, without regard to when such Compensation is actually paid to the Director.

2.13Compensation Committee. The words “Compensation Committee” shall mean the Compensation Committee of the Board of the Company or any successor thereto.
2.14Deferral Account. The words “Deferral Account” shall mean the bookkeeping account maintained by the Administrator on behalf of each Participant to reflect the Participant’s Deferral Amounts (as defined hereinafter) for each Plan Year commencing on and after January 1, 2005 and all earnings, gains and losses thereon.
2.15Deferral Amount. The words “Deferral Amount” shall mean for each Participant an amount equal to the amount by which the Participant’s Compensation is reduced by means of a Deferral Election (as defined hereinafter) pursuant to Article 4 herein.
2.16Deferral Election. The words “Deferral Election” shall mean a percentage or whole dollar amount of Compensation that the Participant elects to defer to the Plan pursuant to Article 4 herein.
2.17Director. The word “Director” shall mean a member of the Board.
2.18Effective Date. The words “Effective Date” shall mean the date the amended and restated Plan becomes effective, the date of which is September 1, 2008.
2.19ERISA. The acronym “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations or other pronouncements promulgated thereunder. Whenever a reference is made herein to a specific ERISA Section, such reference shall be deemed to include any successor ERISA

Section having the same or a similar purpose.

2.20Measurement Funds. The words “Measurement Funds” shall mean hypothetical investments the Participant may elect to value his or her Account balance.
2.21Normal Retirement Date. The words “Normal Retirement Date” shall mean the date on which a Participant attains age seventy (70).
2.22Participant. The word “Participant” shall mean any eligible Director who has performed all the acts required by the Plan to become a Participant, who has become a Participant in accordance with Article 3 herein, and who remains a Participant hereunder.
2.23Participant Access System. The words “Participant Access System” shall mean the online administration system that provides participants with continual access to Account balances and important Plan information, as well as the ability to reallocate Measurement Funds.

2-2

2.24Plan. The word “Plan” shall mean the Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Directors as set forth herein, effective as of the Effective Date, and as it may be later amended.
2.25Plan Year. The words “Plan Year” shall mean the twelve (12) month period ending on December 31 in each calendar year.
2.26Pre-2005 Deferral Account. The words “Pre-2005 Deferral Account” shall mean an account established on behalf of each Participant having a balance under the Plan as of December 31, 2004, to which a Participant’s vested balance under the Plan as of December 31, 2004 is credited, plus any earnings or losses attributable thereto.
2.27Preexisting Balance. The words “Preexisting Balance” shall mean a Participant’s balance, if any, in the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors as of March 14, 2004 or existing, as of March 14, 2004 phantom stock units granted to the Participant.
2.28Preretirement Distribution Election. The words “Preretirement Distribution Election” shall mean a percentage or whole dollar amount of the Participant’s Deferral Amount for the Plan Year which the Participant elects to defer until a date prior to Retirement as specified by the Participant pursuant to Article 6.1 herein.
2.29Retire or Retirement. The word “Retire” or “Retirement” shall mean a Termination of Tenure of a Participant, on or after the Participant’s Normal Retirement Date; provided that such retirement qualifies as a separation from service under Section 409A.
2.30Section 409A. The words “Section 409A” shall mean Code Section 409A, related U.S. Treasury regulations and guidance thereunder, including such regulations and guidance promulgated after the Effective Date of the Plan, as deemed appropriate by the Administrator.
2.31Termination Date. The words “Termination Date” shall mean the date as of which the Company ceases to sponsor and maintain the Plan.
2.32Termination of Tenure. The words “Termination of Tenure” shall mean for any Director voluntarily terminating, for any reason including Retirement, from all Boards on which the Director serves; provided that such Termination of Tenure qualifies as a separation from service under Section 409A.
2.33Unforeseeable Emergency. The words “Unforeseeable Emergency” shall have the meaning given by Section 409A and the Regulations thereunder and shall generally mean a severe financial hardship to the Participant or Beneficiary resulting from (i) illness or accident of the Participant or Beneficiary, the Participant’s spouse, a dependent (as defined in Code Section 152(a)) of the Participant, (ii) a loss of the Participant’s or Beneficiary’s property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or Beneficiary.

2-3

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1Eligibility. The Compensation Committee may, from time to time, in its discretion, designate one or more Directors as eligible to participate in the Plan.
3.2Participation. Each Director who has been designated as eligible to participate in the Plan shall become a Participant on or as of the date of designation as a Director eligible to participate in the Plan, or as soon thereafter as Director reasonably can be enrolled in the Plan, provided that Director complies with appropriate administrative requirements for enrollment of Participants, and shall remain a Participant until the date of Participant’s Termination of Tenure.

3-1

ARTICLE 4

CONTRIBUTIONS

4.1Deferral Elections. If a Participant makes a Deferral Election under the Plan for a Plan Year, then a portion of the Compensation which would normally be paid to the Participant by or through the Company or an Affiliated Company shall be retained by the Company or an Affiliated Company, as applicable, and, in lieu thereof, an amount equal thereto, shall constitute a Deferral Amount hereunder and shall be credited to the Participant’s Deferral Account pursuant to Article 4.3 herein. Such elections shall be subject to the following rules:
(a)Compensation Deferral. With respect to each Plan Year, a Participant may elect to defer a portion of Participant’s Compensation by making a Deferral Election via the Participant Access System or in writing as is required by the Administrator prior to deferral hereunder. A Participant’s Deferral Election shall specify a stated percentage or dollar amount of the Participant’s Compensation, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Compensation. The amount so elected under the Deferral Election shall be credited to the Participant’s Deferral Account under the Plan.
(b)General Deferral Election Rules. A Participant’s Deferral Election shall be irrevocable for the entire Plan Year for which it is made. All elections to make deferrals under the Plan, and all resulting deferrals, shall be subject to such rules, procedures, limits and restrictions as the Administrator may establish from time to time.
(c)Specific Deferral Election Rules. The following rules govern all Deferral Elections to a Participant’s Deferral Account under the Plan:
(i)A Participant must complete a Deferral Election prior to the first day of the applicable Plan Year, or such earlier deadline as may be established by the Administrator, in its sole discretion.
(ii)Upon first becoming eligible to participate in the Plan after the first day of the Plan Year, a Participant must complete, either in writing or via the Participant Access System, a Deferral Election within thirty (30) days after he or she first becomes eligible to participate in the Plan, or within such other earlier deadline as may be established by the Administrator, in its sole discretion, in order to participate for the Plan Year. In such event, such person’s participation in the Plan shall not commence earlier than the date determined by the Administrator pursuant to subsection (iii) below and such person shall not be permitted to defer under this Plan any portion of his or her Compensation that are paid with respect to services performed prior to his or her participation commencement date, except to the extent permissible under Section 409A.
(iii)A selected Director’s participation commencement date shall be the date the Administrator determines, in its sole discretion, that the Director has met all enrollment requirements as set forth in the Plan and required by the Administrator. Notwithstanding the foregoing, the Administrator shall process each Participant’s Deferral Election as soon as administratively practicable after such Deferral Election is submitted and accepted by the Administrator.
(iv)No Deferral Election shall be effective with respect to Compensation paid before the satisfactory completion of the requirements described in this Article 4.1(c) and any other requirements the Administrator may determine are necessary.
(v)Notwithstanding the foregoing, the Administrator shall interpret this Article 4.1(c) as it applies to amounts in a Participant’s Deferral Account in a manner that is consistent with Section 409A.
4.2Establishment of Deferral Accounts. The Administrator or designated representative shall establish a Deferral Account in the name of each Participant on its books and records for amounts credited to Participants on and after January 1, 2005 under the terms of the Plan. To the extent a Participant had an existing balance under the Plan on December 31, 2004, the Administrator or designated representative shall establish a Pre-2005 Deferral Account in the name of such Participant on its books and records for such amounts. All amounts credited to all Accounts of any Participant, or Beneficiary shall constitute a general, unsecured liability of the Company or an Affiliated Company, as applicable, to such person.

4-1

4.3Crediting of Deferral Amounts. Deferral Amounts shall be credited to the Participant’s Deferral Account as of the date the Compensation would have otherwise been paid to the Director.
4.4Adjustment of Accounts. Participants’ Accounts shall be adjusted for earnings, gains and losses as if such Accounts held actual assets and such assets were invested in Measurement Funds in accordance with Article 4.5 herein. The value of each Participant’s Accounts shall be determinable on a daily basis as follows, using the terms and methods in the order defined below:
(a)Beginning Balance. The balance at the beginning of the day. This equals the Ending Balance (as described below) as of the end of the most recent business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange was open for trading.
(b)Sub-Ending Balance. The Beginning Balance, plus Deferral Amounts, less any Benefit Payments, which are made on or occur as of such date.
(c)Investment Earnings. Investment earnings, gains and losses determined pursuant to this Article will be credited to each Participant’s Accounts as of each business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange is open for trading.
(d)	Ending Balance. The Sub-Ending Balance plus Investment Earnings.
4.5Measurement Funds. The Company shall designate Measurement Funds for the valuation of Participant’s Accounts as if such Accounts held actual assets. The Measurement Funds may include but shall not be limited to the following types of funds as determined by the Company:
(a)money market funds;
(b)	mutual funds;
(c)equity funds;
(d)	fixed income funds;
(e)balanced funds;
(f)	any insurance company’s general account; or
(g)	any special account established and maintained by any insurance company.

The Company shall have the sole discretion to determine the number of Measurement Funds to be designated hereunder and the nature of the funds and may change or eliminate the Measurement Funds designated hereunder from time to time. Participants shall direct the allocation of their Accounts among the Measurement Funds designated by the Company as though such Accounts held actual assets. Any such directions of investment shall be subject to such rules as the Company and Administrator may prescribe, including, but not limited to, rules concerning the manner of providing investment directions and the frequency of changing such investment directions. In the event a Participant does not direct the investment of any portion of Participant’s Accounts, such undirected portion shall be deemed to be invested in the money market fund.

To the extent a portion of the Participant’s Existing Balance includes units of phantom stock ownership, the Participant’s Deferral Account may continue to be allocated to the Company’s stock Measurement Fund or may be allocated to any of the Plan’s Measurement Funds. No additional deferral amounts may be allocated to the Company’s stock Measurement Fund. If a portion of the Participant’s Deferral Account that is credited with a phantom stock ownership measurement is subsequently reallocated to a Measurement Fund, such amount may not be allocated back to the Company’s phantom stock ownership measurement.

Example: A Participant is credited with a phantom stock ownership balance of 20 units. The Participant may continue to allocate an amount in the Plan to Company stock up to 20 units. If the Participant allocates the value of 6 units to a Measurement Fund, the total amount that may be allocated to Company stock from that point forward is 14 units.

4-2

ARTICLE 5

GRANDFATHERED PROVISIONS APPLICABLE TO PRE-2005 DEFERRAL ACCOUNTS

5.1Application. This Article 5 shall supersede all other provisions of the Plan as they apply to a Participant’s Pre-2005 Deferral Account balance, including any earnings or losses thereon. It is the intent of the Company that the preservation of the provisions of the Plan as they existed on October 3, 2004 shall exempt all Pre-2005 Deferral Account balances from the application of Section 409A.
5.2Definitions. Notwithstanding any provision of the Plan to the contrary, the following definitions shall apply for purposes of this Article 5:
(a)Change of Control. The words “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:
(i)Any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company’s then outstanding voting securities; or
(ii)During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two- thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(iii)The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or with respect to employees of an Affiliated Company, of such employee’s Affiliated Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s or such Affiliated Company’s assets.

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant if the Participant is part of a purchasing group which consummates the Change of Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change of Control by a majority of the non-employee continuing Directors).

(b)Termination of Tenure. The words “Termination of Tenure” shall mean for any Director voluntarily terminating, for any reason including Retirement, from all Boards on which the Director serves.
5.3Preretirement Distribution Election. A Participant may make a Preretirement Distribution Election applicable to all or a portion of Participant’s Pre-2005 Deferral Amount for a Plan Year. A Participant Preretirement Distribution Election shall specify a stated percentage or dollar amount of the Participant’s Deferral Amount for the Plan Year, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Deferral Amount for the Plan Year that will be distributed on a date that is prior to Normal Retirement Date. The Deferral subject to a Preretirement Distribution Election shall be for a

5-1

definite period and shall be payable in the form elected and on the date specified by the Participant, provided that the following shall be applicable:

(a)The deferral must be until at least the fifth Plan Year following the Plan Year from which the Compensation is deferred; and
(b)The Preretirement Distribution Election will be superseded by the other Plan distribution provisions applicable to death, Retirement, Termination of Tenure, the Termination Date or a previous withdrawal of such amounts (to the extent thereof) pursuant to Article 5.3(a) or (b) herein, before the date as of which the amount is payable.

5.4Forms of Benefit Distribution.
(a)Normal Form. Unless elected to the contrary, the normal form of benefit distributions to a Participant who is eligible therefore pursuant to Article 5.5 herein shall be the lump sum payment form.
(b)Election of Distribution Forms. Subject to certain restrictions described herein, in lieu of receiving retirement benefits in accordance with the normal form set forth in Article 5.1 herein, a Participant or former Participant who is eligible to receive retirement benefits pursuant to Article 5 herein may elect, in writing, to receive retirement benefits on the basis of any other form of retirement benefits described in Article 5.3 herein. Any election of another form of retirement benefits shall be made by a Participant at the time the deferral election is submitted. Any such election may be revoked and made again any number of times as long as such revocation and new election is made at least thirteen (13) months prior to the Benefit Commencement Date. Such election shall be on a form prescribed for the purpose by the Administrator and signed by the Participant. Such election shall be deemed to be made when it has been received by the Administrator or designated representative.
(c)	Forms. The forms of retirement benefits payable under the Plan are as follows:

Form 1. Installment Form. A Participant who receives Benefit Payments under the installment form shall receive a retirement benefit commencing on the Benefit Commencement Date and in the form of up to 20 equal annual installments. If the Participant dies prior to the completion of said installments, the remaining amount shall be paid in a lump sum payment form to the Beneficiary within sixty (60) days following the date of the Participant’s death.

Form 2. Lump Sum Payment Form. A Participant who receives payment of retirement benefits under the lump sum form shall receive a single sum payment on the Benefit Commencement Date in lieu of payments under Form 1. Notwithstanding the foregoing, the lump sum payment form is only available:

(i)	to a Participant in payment of a withdrawal pursuant to Article 6.4 herein;
(ii)to a Participant in payment of a distribution pursuant to Article 12.2 herein upon termination of the Plan; or
(iii)to a Participant who experiences a Termination of Tenure prior to the Normal Retirement Date.
(d)Terms and Conditions of Forms. The forms of retirement benefits described in Article 5.4 herein shall be subject to the following conditions:
(i)except for lump sum payments, Benefit Payments shall be paid annually on the first day of the Plan Year;
(ii)if any Participant dies before his or her pre-2005 Deferral Account has been paid in full, then any remaining Benefit Payments shall be paid to the Participant’s Beneficiary in a single lump sum form within sixty (60) days following the date of the Participant’s death;
(iii)Participant shall be entitled to designate a new Beneficiary;
(iv)if any Participant is receiving retirement benefits under Form 1 and Participant’s Beneficiary dies after the Benefit Commencement Date, but prior to the death of the Participant, such Participant shall continue to receive the annual retirement benefits payable under such form and shall be entitled to designate a new Beneficiary; or

5-2

(v)for purposes of Benefit Payments under the installment form described in Article 5.4(c) only, payments shall be calculated on the basis of the value of the Participant’s Pre-2005 Deferral Account determined as of the November 1st preceding the last payment date, except that the final payment shall use the current value.
(e)Revocation or Modification of Elected Forms. Any Participant may at any time at least thirteen (13) months before the Benefit Commencement Date:
(i)revoke an election previously made under Article 5.4(b) herein by written notice duly filed with the Administrator or its designated representative in which event the Participant shall be treated the same as though an optional election had not been filed; or
(ii)change election from one to another of the forms described in Article 5.4(c) herein by written notice and designation duly made and filed with the Administrator or its designated representative pursuant to

Article 5.4(b) herein.

5.5Benefit Commencement Events.
(a)Normal Retirement. A Participant who continues to be a Director until the Normal Retirement Date shall receive a distribution of the amount credited to his or her Pre-2005 Deferral Account hereunder, in such form as is provided in Article 5 herein. The Benefit Commencement Date for a Participant who retires from the Board on or after the Normal Retirement Date shall be the date elected by the Participant, not to exceed the January 1st immediately following the Participant’s 75th birthday.
(b)Termination of Tenure Prior to Normal Retirement Date. A Participant who has a Termination of Tenure prior to Normal Retirement Date shall receive a distribution of the amounts credited to his or her Pre- 2005 Deferral Account hereunder, in the form of a lump sum payment, as is provided in Article 5.4(c) herein. The Benefit Commencement Date for a Participant who has a Termination of Tenure prior to Normal Retirement Date shall be, as soon as administratively feasible, but not later than sixty (60) days following the date of such Termination of Tenure.
(c)Death. A Participant who dies prior to receipt of any unpaid balance hereunder shall have distributed in accordance with Article 5.4 to the Participant’s Beneficiaries the amounts credited to the Participant’s Pre-2005 Deferral Account hereunder.
(d)	Withdrawal Rights and Preretirement Distributions.
(i)Withdrawal Rights Following Change of Control. Upon a Change of Control, the Company may elect in its sole discretion to distribute in a lump sum payment as described in Article 5.4(c) herein, the amounts credited to the Participant’s Pre-2005 Deferral Account.
(ii)Hardship Withdrawal. In the event that the Administrator, upon application of a Participant, determines in its sole discretion, that the Participant has suffered an “unforeseeable financial emergency” as defined for purposes of Section 457 of the Code, the Company shall first suspend Deferral Amounts for the remainder of the then current Plan Year and then pay to the Participant an amount, not in excess of the sum of the Participant’s Pre-2005 Deferral Account necessary to satisfy the emergency. For purposes of the Plan, an unforeseeable financial emergency is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant if the distribution were not permitted, as may result from illness, casualty loss or sudden financial reversal. Cash needs arising from foreseeable events, such as the purchase of a residence or education expenses for children, shall not be considered the result of an unforeseeable financial emergency. Such distribution shall be made in a lump sum payment as described in Article 5.4(c) herein. To the extent of such withdrawal, the Participant’s Pre-2005 Deferral Account balances shall be canceled.
(iii)Preretirement Distributions. In the event that the Participant, in accordance with Article 5.3 herein, has elected to defer a portion of compensation to a specific date, such payments shall be made as either a lump sum or up to five (5) annual installments as of such specified date, subject to the superseding provisions of Article 5.3 herein.

5-3

(e)Benefit Payment Delay in the Event of Allegations. In the event the Company levies allegations of embezzlement, theft or similar allegations against the Participant, Benefit Payments to the Participant shall be delayed until the date a final adjudication is reached. If such allegations are found to be true, the Participant’s Deferral Account shall be forfeited to the extent necessary to provide restitution. Any forfeiture of the Participant’s Deferral Account shall be offset by any amounts outside the Plan the Participant uses to provide restitution.
(f)Election of Earlier Benefit Commencement Date. A Participant shall elect the Benefit Commencement Date including form of the distribution, at the time the Deferral Election is submitted. A Participant may subsequently change such election if the change is submitted at least thirteen (13) months prior to such earlier Benefit Commencement Date. Such election shall be in a form prescribed for this purpose by the Administrator and signed by the Participant. Such election shall be deemed to be made when it shall have been received by the Administrator or designated representative.
(g)Timing of Payments. Payments of Pre-2005 Deferral Accounts under the Plan shall be made as of the time specified elsewhere in the Plan. Notwithstanding the foregoing provision of this Article 5.5 and such other provisions to the contrary, the requirement that a distribution commence on or before a particular date shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date, or the Administrator is unable to locate the Participant or the Beneficiary after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant or the Beneficiary is located, a payment is made retroactive to such date. This Article 5.5(g) is not intended to permit a Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided herein.

5-4

ARTICLE 6

PRERETIREMENT DISTRIBUTION; UNFORESEEABLE EMERGENCIES

6.1Preretirement Distribution Election. A Participant may make a Preretirement Distribution Election applicable to all or a portion of the amounts credited to his or her Deferral Account for a given Plan Year. A Participant’s Preretirement Distribution Election shall specify a stated percentage or dollar amount of the amounts to be credited to his or her Deferral Account for the Plan Year, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Deferral Amount for the Plan Year, that will be distributed on a date that is prior to the Participant’s Normal Retirement Date. The Deferral Election subject to a Preretirement Distribution Election shall be for a definite period and shall be payable in the form elected, either a single lump sum or up to five (5) annual installments, and on the date specified by the Participant, provided that the following shall be applicable:
(a)the distribution must not occur until at least the fifth (5th) Plan Year following the Plan Year of such Preretirement Distribution Election;
(b)the Preretirement Distribution Election will be superseded by the other Plan distribution provisions applicable to death, Retirement, Termination of Tenure of the Participant, the Plan’s Termination Date or a previous withdrawal of such amounts under the provisions of Articles 6.1 or 6.2, before the date as of which the amount is payable.
6.2Hardship Withdrawals. In the event that the Administrator, upon application of a Participant, determines in its sole discretion, that the Participant has suffered an Unforeseeable Emergency, the Company shall terminate the Participant’s Deferral Election for the remainder of the then current Plan Year and permit the Participant to take a hardship withdrawal. Upon the Administrator’s approval, the Participant shall receive a payout from the Plan not to exceed the lesser of (i) the Participant’s Deferral Account, or (ii) the amount necessary to satisfy the Unforeseeable Emergency plus amounts necessary to pay Federal, state, or local income taxes or penalties reasonably anticipated as a result of the payout. Notwithstanding the foregoing, Participant may not receive a payout from the Plan to the extent that the Unforeseeable Emergency is or may be relieved

(A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant’s assets (other than tax-qualified retirement assets), to the extent the liquidation of such assets would not itself cause severe financial hardship, or (C) by cessation of deferrals under this Plan. Such distribution shall be made in a lump sum payment. To the extent of such withdrawal, the Participant’s Deferral Account balances shall be canceled. Notwithstanding the foregoing, for hardship withdrawals from a Participant’s Deferral Account, the Administrator shall interpret all provisions relating to termination and/or payout hereunder in a manner that is consistent with Section 409A.

6-1

ARTICLE 7

BENEFITS DISTRIBUTIONS

7.1Benefit Commencement Date. A Participant’s Benefit Commencement Date shall be the earliest of the following dates:
(a)The post-Retirement Date selected by the Participant as provided in Article 8.1; provided, however, such date shall not exceed the January 1st immediately following the Participant’s 75th birthday;
(b)	The Participant’s Termination of Tenure prior to Retirement as provided in Article 8.2;
(c)The date(s) selected by the Participant prior to his or her Retirement as provided in Article 6.1;
(d)	The date of a Change of Control as provided in Article 8.4; or
(e)The date the Participant dies.

In the event that a Participant has not made an election as to his Benefit Commencement Date, the default Benefit Commencement Date shall be his or her Termination of Tenure.

7.2Time of Distribution. Distributions pursuant to this Plan shall be paid in accordance with Articles 6 and 8, provided that:
(a)Any distribution to be made in a lump sum shall be paid no later than sixty (60) days after the Participant’s Benefit Commencement Date.
(b)	Any distribution to be made pursuant to the Installment Method shall commence no later than sixty (60) days after the Participant’s Benefit Commencement Date and thereafter shall be made no later than sixty (60) days after the last business day of the preceding year.

7.3Change to Elections for Time and Form of Payment. A Participant may delay his or her Benefit Commencement Date and if benefits are payable pursuant to Article 8.1(b) change the form of payment of the Participant’s Deferral Account by submitting a new election form to the Administrator in accordance with the following criteria:
(a)With respect to payments described in Article 6.1, the new election may not be made less than twelve

(12) months prior to the first scheduled payment under the Participant’s originally scheduled Benefit Commencement Date.

(b)The election to modify the time or form of distribution shall have no effect until at least twelve (12) months after the date on which the new election is made.
(c)With respect to payments, other than as described in Article 6.2, the first payment pursuant to the modified election shall be delayed for a period of not less than five (5) years from the Participant’s originally scheduled Benefit Commencement Date.
(d)Notwithstanding the foregoing, the Administrator shall interpret all provisions relating to changing an election under this Article 7.3 in a manner that is consistent with Section 409A. Accordingly, if a Participant’s subsequent distribution election would result in the shortening of the length of the Benefit Payment period, and the Administrator determines such an election to be inconsistent with Section 409A, the election shall not be effective.
(e)The election most recently accepted by the Administrator, which has become effective, shall govern the payout of any benefit.
7.4Consent Not Required. No consent shall be required of the Company in order to elect another form of retirement benefits or to revoke such an election.
7.5Correction of Amounts Payable. Anything contained in this Article 7 to the contrary notwithstanding, if, after the Retirement or other Termination of Tenure of a Participant, the amount of retirement benefit which would have been payable under the Plan is subject to any deduction, change, offset or correction, then the amount payable to such Participant and the Participant’s Beneficiary shall be adjusted to reflect any such deduction, change, offset or correction.
7.6Timing of Payments. Payments of a Participant’s Deferral Account balance under the Plan shall be made as of the time specified elsewhere in the Plan. Notwithstanding the foregoing provision of this Article 7

7-1

and such other provisions to the contrary, the requirement that a distribution commence on or before a particular date shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date, or the Administrator is unable to locate the Participant or the Beneficiary after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant or the Beneficiary is located, a payment is made retroactive to such date. This Article 7 is not intended to permit a Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided herein.

Notwithstanding the foregoing, payments delayed pursuant to this Article 7 shall be made no later than the end of the calendar year in which the payment became due in order to comply with Section 409A.

7.7Transition Rule. Notwithstanding any provision of the Plan to the contrary, in a manner that is consistent with Section 409A, the Administrator may solicit new election forms from Participants in order for the Participants to change the method or timing of distributions of all amounts subject to Section 409A under the Plan, provided such elections are solicited and properly made prior to December 31, 2008. In the event the Administrator elects to solicit new election forms under this Section, the failure by the Participant to submit a complete, timely and proper election form will result in the application of the most recently submitted complete, timely and proper election form.

7-2

ARTICLE 8

BENEFIT DISTRIBUTION EVENTS

8.1Retirement Benefits.
(a)Retirement Benefit. A Participant who continues to be a Director until his or her Normal Retirement Date shall receive a distribution of the amounts credited to Participant’s Deferral Account hereunder, calculated as of the close of business on or around the Participant’s Benefit Commencement Date; provided, however, if the Participant elected to receive annual installments (as described in (b) below), the annual payment amounts shall be determined as of the November 1st preceding the last payment date, except that the final payment shall use the current value.
(b)Payment of Retirement Benefit. A Participant shall receive his or her Retirement Benefit Payment in a lump sum, unless such Participant elected, in connection with his or her commencement of participation in the Plan, to receive a Retirement Benefit Payment in the form of up to twenty (20) equal annual installments.
8.2Termination of Tenure.
(a)Termination Benefit. A Participant who has a Termination of Tenure prior to his or her Normal Retirement Date shall receive a distribution of the amounts credited to his or her Deferral Account hereunder, as soon as administratively feasible but not later than sixty (60) days following the date of such Termination of Tenure.
(b)Payment of Termination Benefit. A Participant shall receive his or her Termination Benefit Payment in a lump sum.
8.3Death.
(a)Death Benefit. If a Participant dies prior to his or her Benefit Commencement Date or prior to receiving the entire balance in his or her Deferral Account, the Participant’s Beneficiaries shall receive a death Benefit Payment which shall be equal to the Participant’s Deferral Account balance, calculated as of the close of business on the first business day following the date of the Participant’s death.
(b)Payment of Death Benefit. The death Benefit Payment shall be paid to the Participant’s Beneficiaries in a single lump sum within sixty (60) days following the date of the Participant’s death.
8.4Change of Control.
(a)Change of Control Benefit. Notwithstanding Article 8.1 through 8.3, a Participant will receive a Benefit Payment upon a Change of Control at the time the Change of Control occurs. A Participant’s Change of Control Benefit Payment shall be equal to his or her entire Deferral Account balance, calculated as of the close of business on the day the Change of Control is deemed to have occurred, as determined by the Administrator in its sole discretion.
(b)Payment of Change of Control Benefit. Any Change of Control Benefit Payment shall be paid in a single lump sum.
8.5Benefit Payment Delay in the Event of Allegations. In the event the Company levies allegations of embezzlement, theft or similar allegations against the Participant, Benefit Payments to the Participant shall be delayed until the date a final adjudication is reached to the extent permitted under Section 409A. If such allegations are found to be true, the Participant’s Deferral Account shall be forfeited to the extent necessary to provide restitution. Any forfeiture of the Participant’s Deferral Account shall be offset by any amounts outside the Plan the Participant uses to provide restitution.

8-1

ARTICLE 9

BENEFICIARIES

9.1Automatic Beneficiary. Unless a Participant or former Participant has designated a Beneficiary in accordance with the provisions of Article 9.2 herein, the Participant’s Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant or former Participant:
(a)spouse at the time of Participant’s death;
(b)	issue, per stirpes;
(c)parents; or
(d)	executor or administrator of Participant’s estate.
9.2Designated Beneficiary or Beneficiaries. A Participant or former Participant may sign a document designating a Beneficiary or Beneficiaries to receive any benefit payable under Article 8.3. In the event a Participant or former Participant dies at a time when a designation is on file which does not dispose of the total benefit distributable under Article 8.3, then the portion of such benefit distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant’s or former Participant’s designation, shall be distributed to a Beneficiary determined under Article 8.3. Any ambiguity in a Participant’s or former Participant’s Beneficiary designation shall be resolved by the Administrator.
9.3Death of Beneficiary. If a Participant is receiving his or her Retirement Benefit in the form of annual installments and his or her Beneficiary dies prior to the complete distribution of the Participant’s Deferral Account and prior to the Participant, such Participant shall continue to receive the annual Retirement Benefit payments and shall be entitled to designate a new Beneficiary.

9-1

ARTICLE 10

RIGHTS OF PARTICIPANTS AND BENEFICIARIES

10.1Creditor Status of Participant and Beneficiary. The Plan constitutes the unfunded, unsecured promise of the Company or applicable Affiliated Company to make Plan benefit payments to an applicable Participant and Beneficiary in the future and shall be a liability solely against the general assets of the Company or such applicable Affiliated Company that granted the applicable Participant’s right to payment under this Plan. Neither the Company or any Affiliated Company shall or shall be required to segregate, set aside or escrow any amounts for the benefit of any Participant or Beneficiary. Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Company or applicable Affiliated Company that granted the right to such applicable Participant’s or Beneficiary’s right to benefit payment under this Plan, and may look only to the Company or such Affiliated Company, as is applicable, and its general assets for payment of benefits under the Plan.
10.2Rights with Respect to a Trust. Any trust and any assets held thereby to assist the Company or affiliated Company, as applicable, in meeting their obligations under the Plan, shall in no way be deemed to controvert the provisions of Article 10.1 herein.
10.3Investments. In its sole discretion, the Company or Affiliated Company, as applicable, may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Company or Affiliated Company, as applicable, to meet their anticipated liabilities under the Plan. Such policies, annuities or other investments shall at all times be and remain unrestricted general property and assets of the Company or Affiliated Company, as applicable, or property of a trust. Participants and Beneficiaries shall have no rights, other than as general creditors, with respect to such policies, annuities or other acquired assets.

10-1

ARTICLE 11

TRUST

11.1Establishment of Trust. Notwithstanding any other provision or interpretation of the Plan, the Company or an Affiliated Company, as applicable, may establish a trust in which to hold cash, insurance policies or other assets to be used to make, or reimburse the Company or an Affiliated Company, as applicable, for payments to the Participants or Beneficiaries of all or part of the benefits under the Plan. Any trust assets shall at all times remain subject to the claims of general creditors of the Company or an Affiliated Company, as applicable, in the event of their insolvency as more fully described in the trust.
11.2Obligations of the Company. Notwithstanding the fact that a trust may be established under

Article 11.1 herein, the Company or an Affiliated Company, as applicable, shall remain liable for paying the benefits under the Plan. However, any payment of benefits to a Participant or a Beneficiary made by such a trust shall satisfy the Company’s or the Affiliated Company’s, as applicable, obligation to make such payment to such person.

11.3Trust Terms. A trust established under Article 11.1 herein may be revocable by the Company or an Affiliated Company, as applicable; provided, however, that such a trust may become irrevocable in accordance with its terms in the event of a Change of Control. Such a trust may contain such other terms and conditions as the company or an Affiliated Company, as applicable, may determine to be necessary or desirable. The Company or an Affiliated Company, as applicable, may terminate or amend a trust established under

Article 11.1 herein at any time, and in any manner it deems necessary or desirable, subject to the preceding sentence and the terms of any agreement under which any such trust is established or maintained.

11-1

ARTICLE 12

CLAIMS PROCEDURE

12.1Claim for Benefits. Any claim for benefits under the Plan shall be made in writing to the Administrator in such a manner as the Administrator shall reasonably prescribe. The Administrator shall process each such claim and determine entitlement to benefits within thirty (30) days following the receipt of a completed application for benefits unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial thirty (30) day period. In no event shall such extension exceed a period of thirty (30) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision.

If such a claim is wholly or partially denied by the Administrator, the Administrator shall notify the claimant of the denial of the claim in writing, delivered in person or mailed by first class mail to the claimant’s last known address. Such notice of denial shall contain:

(a)the specific reason or reasons for denial of the claim;
(b)	a reference to the relevant Plan provisions upon which the denial is based;
(c)a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and
(d)	an explanation of the Plan’s claim review procedure.

If no such notice is provided, and if the claim has not been granted within the time specified above for approval of the claim, the claim shall be deemed denied and subject to review as described below. The interpretations, determinations and decisions of the Administrator shall be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article 12.

12.2Request for Review of a Denial of a Claim for Benefits. Any claimant or authorized representative of the claimant whose claim for benefits under the Plan has been denied or deemed denied, in whole or in part, by the Administrator may upon written notice delivered to the Appeals Committee request a review by the Appeals Committee of such denial of Participant’s claim for benefits. Such claimant shall have sixty (60) days from the date the claim is deemed denied, or sixty (60) days from receipt of the notice denying the claim, as the case may be, in which to request such a review. The claimant’s notice must specify the relief requested and the reason such claimant believes the denial should be reversed.
12.3Appeals Procedure. The Appeals Committee is hereby authorized to review the facts and relevant documents, including the Plan document, to interpret the Plan and other relevant documents and to render a decision on the appeal of the claimant. Such review may be made by written briefs submitted by the claimant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee. Upon receipt of a request for review, the Appeals Committee shall schedule a hearing to be held (subject to reasonable scheduling conflicts) not less than thirty (30) nor more than forty-five (45) days from the receipt of such request. The date and time of such hearing shall be designated by the Appeals Committee upon not less than fifteen (15) days notice to the claimant and the Administrator unless both accept shorter notice. The notice shall specify that such claimant must indicate, in writing, at least five (5) days in advance of the time established for such hearing, claimant’s intention to appear at the appointed time and place, or the hearing will automatically be canceled. The reply shall specify any other persons who will accompany claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the claimant and the Administrator. The hearing will be scheduled at the Company’s headquarters unless the Appeals Committee determines that another location would be more appropriate. The claimant, or the claimant’s duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing prior to or during the hearing.

12-1

12.4Decision upon Review of Denial of Claim for Benefits. After the review has been completed, the Appeals Committee shall render a decision, in writing, a copy of which shall be sent to both the claimant and the Administrator. In making its decision, the Appeals Committee shall have full power, authority, and discretion to determine any and all questions of fact, resolve all questions of interpretation of this instrument or related documents which may arise under any of the provisions of the Plan or such documents as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of the Plan. The Appeals Committee shall render a decision on the claim review promptly, but not more than sixty (60) days after the receipt of the claimant’s request for review, unless a hearing is held, in which case the sixty (60) day period shall be extended to thirty (30) days after the date of the hearing. Such decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent provisions of the Plan and related documents upon which the decision is based. The decision on review shall be furnished to the claimant within the appropriate time described above. If the decision on review is not furnished within such time, the claim shall be deemed denied on review at the end of such period. There shall be no further appeal from a decision rendered by the Appeals Committee. The decision of the Appeals Committee shall be final and binding in all respects on the Administrator, the Company and the claimant. Except as otherwise provided by law, the review procedures of this Article 12 shall be the claimant’s sole and exclusive remedy and shall be in lieu of all actions at law, in equity, pursuant to arbitration or otherwise.
12.5Establishment of Appeals Committee. The Board shall appoint the members of an Appeals Committee which shall consist of three (3) or more members. The members of the Appeals Committee shall remain in office at the will of the Board, and the Board, from time to time, may remove any of said members of the Appeals Committee with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Board, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant shall not disqualify the Participant from acting as a member of the Appeals Committee, nor shall any member of the Appeals Committee be disqualified from acting on any question because of Participant’s interest therein, except that no member of the Appeals Committee may act on any claim which such member has brought as a Participant, former Participant or Beneficiary under the Plan. In the case of death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor-member shall be appointed by the Board. At the Administrator’s request, the Secretary of the Company shall notify the Administrator in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee shall be addressed to its Secretary at the address of the Company. Unless the Board shall appoint others as the Appeals Committee, the three (3) Board members with the longest period of active service on the Board shall constitute such Appeals Committee.
12.6Operations of Appeals Committee. On all matters and questions, a decision of a majority of the members of the Appeals Committee shall govern and control. Meetings may be held in person or by electronic means. In lieu of a meeting, decisions may be made by unanimous written consent. The Appeals Committee shall appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members shall be determined by the Appeals Committee, and either or both the Secretary and Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary shall do all things directed by the Appeals Committee.

12-2

Although the Appeals Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Appeals Committee.

12.7Special Provisions Relating to Change of Control. In the event of a Change of Control, notwithstanding the contrary provisions of this Article, for the two (2) year period following such Change of Control, the three (3) Participants having the greatest amounts accrued under the Plan shall assume the responsibilities of the Appeals Committee set forth in this Article. If one or more of them shall not be able to serve or to continue to serve, the individual or individuals, as applicable, having the next largest amounts accrued under the Plan will serve in such Participants’ place. If at any time during such two (2) year period fewer than three (3) Participants have amounts accrued under the Plan, such Participant or Participants shall perform the duties of the Appeals Committee. If only one (1) Participant has amounts accrued under the Plan, the Appeals Committee shall not consist of such Participant but of an individual as the Participant and the Company shall agree. If Participant and the Company fail to agree on a single individual, the Appeals Committee shall consist of three (3) Participants, one appointed by the Company, one appointed by the Participant claiming benefits hereunder, and a third selected by the other two (2).

12-3

ARTICLE 13

ADMINISTRATION

13.1Appointment of Administrator. The Board shall appoint the Administrator which shall be any person(s), corporation or partnership (including the Company itself) as the Board shall deem desirable in its sole discretion. The Administrator may be removed or resign upon thirty (30) days written notice or such lesser period of notice as is mutually agreeable. Unless the Board appoints another Administrator, the Compensation Committee shall be the Administrator.
13.2Powers and Duties of the Administrator. Except as expressly otherwise set forth herein, the Administrator shall have the authority and responsibility granted or imposed on an “administrator” by ERISA. The Administrator shall determine any and all questions of fact, resolve all questions of interpretation of the Plan which may arise under any of the provisions of the Plan as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made. The Administrator shall have full power and discretion to interpret the Plan and related documents, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the rights and benefits, if any, of any Participant or other applicant, in accordance with the provisions of the Plan. Subject to the provisions of any claims procedure hereunder, the Administrator’s decision with respect to any matter shall be final and binding on all parties concerned, and neither the Administrator nor any of its directors, officers, employees or delegates nor, where applicable, the directors, officers or employees of any delegate, shall be liable in that regard except for gross abuse of the discretion given it and them under the terms of the Plan. All determinations of the Administrator shall be made in a uniform, consistent and nondiscriminatory manner with respect to all Participants and Beneficiaries in similar circumstances. The Administrator, from time to time, may designate one or more persons or agents to carry out any or all of its duties hereunder.
13.3Engagement of Advisors. The Administrator may employ actuaries, attorneys, accountants, brokers, employee benefit consultants, and other specialists to render advice concerning any responsibility the Administrator, Appeals Committee or Compensation Committee has under the Plan. Such persons may also be advisors to the Company.
13.4Payment of Costs and Expenses. The costs and expenses incurred in the administration of the Plan shall be paid in either of the following manners as determined by the Company in its sole discretion:
(a)the expenses may be paid directly by the Company; or
(b)the expenses may be paid out of the trust, if any (subject to any restriction contained in such trust or required by law).

Such costs and expenses include those incident to the performance of the responsibilities of the Administrator, Appeals Committee or Compensation Committee, including but not limited to, claims, administration fees and costs, fees of accountants, legal counsel and other specialists, bonding expenses, and other costs of administering the Plan. Notwithstanding the foregoing, in no event will any person serving in the capacity of Administrator, Appeals Committee member or Compensation Committee member who is a full-time employee of the Company be entitled to any compensation for such services.

13-1

ARTICLE 14

AMENDMENT AND TERMINATION

14.1Power to Amend or Terminate. Except as otherwise provided herein following a Change of Control, the Plan may be amended by the Company at any time, and may be terminated by the Company at any time, but no such amendment, modification or termination shall reduce the amounts credited to the Deferral Account of any Participant, determined as of the date of such amendment, modification or termination. Such amendment or termination shall be in writing, executed by two or more Directors of the Company whose actions are authorized or ratified by the Board. The Plan may not be amended (but may be terminated) during the two (2) year period following a Change of Control except that amendments may be made as required by law. Notwithstanding the foregoing, no amendment or modification shall be made unless such amendment or modification complies with Section 409A, and, in the event that the Company determines that any provision of the Plan may violate or otherwise not comply with Section 409A, the Company may, without the consent of the Participant, (a) adopt such amendments to the plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Company determines necessary or appropriate to preserve the intended treatment of the Plan or the benefits provided by the Plan, and/or (b) take such other actions as the Company determines necessary or appropriate to comply with the requirements of Section 409A.

14.2Effects of Plan Termination. If the Plan is terminated, then, on and after the Termination Date, all deferrals and allocations hereunder shall cease.
(a)If (i) the Plan is terminated within the period 30 days prior to and 12 months following a Change of Control, and (ii) all agreements, methods, programs and other arrangements sponsored by the Company which are to be treated as a single plan under Treasury Regulations Section 1.409A-1(c)(2) are terminated and liquidated with respect to each Participant, then the amounts credited to the Accounts of each Participant as of the Termination Date shall be distributed to such Participant in a lump sum as soon as reasonably feasible but no later than ninety (90) days after the Termination Date.
(b)If (i) the Plan is terminated and liquidated outside the period described in subsection (a), and (ii) all agreements, methods, programs and other arrangements sponsored by the Company which are to be treated as a single plan under Treasury Regulations Section 1.409A-1(c)(2) are terminated and liquidated with respect to each Participant, then the amounts credited to the Accounts of each Participant as of the Termination Date shall be distributed to such Participant in a lump sum no earlier than the date that is 12 months after the Termination Date and no later than the date that is 24 months after the Termination Date. The receipt and continued retention by the Participant of payments under this section is conditioned on the requirement that the Company does not adopt a new plan that would be aggregated with any terminated and liquidated plan of the Company under Treasury Regulations Section 1.409A-1(c) for three years after the Termination Date. Notwithstanding anything to the contrary in this subsection, no distribution of any amounts may be made in connection with the termination of the Plan if the termination and liquidation of the Plan occurs proximate to a downturn in the financial health of the Company.
14.3No Liability for Plan Amendment or Termination. Neither the Company, any officer, employee nor Director thereof shall have any liability as a result of the amendment or termination of the Plan. Without limiting the generality of the foregoing, the Company shall have no liability for terminating the Plan notwithstanding the fact that a Participant may have expected to make future deferrals and have future allocations made on Participant’s behalf hereunder had the Plan remained in effect.

14-1

ARTICLE 15

MISCELLANEOUS

15.1Non-Alienation. No benefits or amounts credited to any Account under the Plan shall be subject in any manner to be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached, garnished or charged in any manner (either at law or in equity), and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, garnish or charge the same shall be void; nor shall any such benefits or amounts in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits or amounts as are herein provided to Participant.
15.2Tax Withholding. The Company may withhold from a Participant’s compensation or any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder, provided that any tax withholding under this Section must occur in accordance with 409A.
15.3Incapacity. If the Administrator determines that any Participant or other person entitled to payments under the Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Administrator may order the payments becoming due to such person to be made to another person for Participant’s benefit, without responsibility on the part of the Administrator to follow the application of amounts so paid. Payments made pursuant to this Article shall completely discharge the Administrator, the Company and the Appeals Committee with respect to such payments.
15.4Administrative Forms. All applications, elections and designations in connection with the Plan made by a Participant or other person shall become effective only when duly executed on forms or via the Plan’s Participant Access System as provided by the Administrator and filed with the Administrator.
15.5Independence of Plan. Except as otherwise expressly provided herein, the Plan shall be independent of, and in addition to, any other benefit agreement or plan of the Company or any rights that may exist from time to time thereunder.
15.6Responsibility for Legal Effect. Neither the Company, the Administrator, the Compensation Committee, Appeals Committee, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan. Without limiting the generality of the foregoing, the Company shall not have any liability for the tax liability which a Participant may incur resulting from participation in the Plan or the payment of benefits hereunder.
15.7Limitation of Duties. The Company, the Compensation Committee, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents shall have no duty or responsibility under the Plan other than the duties and responsibilities expressly assigned to them herein or delegated to them pursuant hereto. None of them shall have any duty or responsibility with respect to the duties or responsibilities assigned or delegated to another of them.
15.8Limitation of Sponsor Liability. Any right or authority exercisable by the Company, pursuant to any provision of the Plan, shall be exercised in the Company’s capacity as sponsor of the Plan, or on behalf of the Company in such capacity, and not in a fiduciary capacity, and may

14-1

be exercised without the approval or consent of any person in a fiduciary capacity. Neither the Company, nor any of its respective officers, members, employees, agents and delegates, shall have any liability to any party for its exercise of any such right or authority.

15.9Successors. The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Affiliated Companies, as applicable, and their successors, the Participants, their Beneficiaries and the personal representatives of the Participants and their Beneficiaries.
15.10Controlling Law. The Plan shall be construed in accordance with the laws of the State of Illinois to the extent not preempted by laws of the United States.
15.11Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Old Second Bancorp, Inc. 37 South River Street Aurora, Illinois 60506

Attn:Administrator, Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors

15.12Headings and Titles. The Article headings and titles of Articles used in the Plan are for convenience of reference only and shall not be considered in construing the Plan.
15.13General Rules of Construction. The masculine gender shall include the feminine and neuter, and vice versa, as the context shall require. The singular number shall include the plural, and vice versa, as the context shall require. The present tense of a verb shall include the past and future tenses, and vice versa, as the context may require.
15.14Severability. In the event that any provision or term of the Plan, or any agreement or instrument required by the Administrator hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of the Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision or term had never been a part of the Plan, or such agreement or instrument except as to the extent the Administrator determines such result would have been contrary to the intent of the Company in establishing and maintaining the Plan.
15.15Indemnification. The Company shall indemnify, defend, and hold harmless any employee, officer or Director of the Company for all acts taken or omitted in carrying out the responsibilities of the Company, Compensation Committee, Administrator or Appeals Committee under the terms of the Plan or other responsibilities imposed upon such individual by law. This indemnification for all such acts taken or omitted is intentionally broad, but shall not provide indemnification for any civil penalty that may be imposed by law, nor shall it provide indemnification for embezzlement or diversion of Plan funds for the benefit of any such individual. The Company shall indemnify any such individual for expenses of defending an action by a Participant, Beneficiary, service provider, government entity or other person, including all legal fees and other costs of such defense. The Company shall also reimburse any such individual for any monetary recovery in a successful action against such individual in any federal or state court or arbitration. In addition, if a claim is settled out of court with the concurrence of the Company, the Company shall indemnify any such individual for any monetary liability under any such settlement, and the expenses thereof. Such indemnification will not be provided to any person who is not a present or former employee, officer or Director of the Company nor shall it be provided for any claim by a Participating Company against any such individual.

14-2

IN WITNESS WHEREOF, Old Second Bancorp, Inc., by its appropriate officers duly authorized, has caused the Plan to be executed and adopted as of the 1st day of September, 2008.

Old Second Bancorp, Inc.
By:	/s/ William B. Skoglund	Date: _September 1, 2008
William B. Skoglund
Chairman of the Board, Director

~#4828-3521-2228 v.2~

14-3